[NAL LOGO]

NAL
Financial
Group Inc.














                                                    1996 ANNUAL REPORT

                               TABLE OF CONTENTS

Chairman's Letter to Stockholders                                     2
Company Overview                                                      4
Management's Discussion and Analysis of
   Financial Condition and Results of Operations                      7
Consolidated Financial Statements                                    18
Notes to Consolidated
  Financial Statements                                               22
Report of Independent
  Certified Public Accountants                                       32
Market for Common Equity and
  Related Stockholder Matters                                        32
Corporate Information                                 Inside Back Cover

NAL Financial Group Inc.


COMPANY
PROFILE

NAL Financial Group Inc. is a specialized automobile finance company engaged in the purchase, securitization and servicing of automobile finance contracts originated by franchised and select independent dealers in connection with sales or leases of used and new automobiles to consumers with non-prime credit. The Company's Common Stock is traded on the Nasdaq National Market(Servicemark) under the symbol NALF.

                              STATES OF OPERATION

                                   [GRAPHIC]

               IN THE PRINTED VERSION A MAP OF THE UNITED STATES




/ / Currently operating
/ / Currently licensed but not yet operating

As of December 23, 1996



                                      ONE

NAL Financial Group Inc.



TO OUR
STOCKHOLDERS:


                        [PICTURE OF ROBERT R. BARTOLINI]

Robert R. Bartolini-Chairman and Chief Executive Officer

    "Our 1997 objectives call for NAL to move underwriting guidelines to even higher levels, implement more efficiencies in our operations, further penetrate current markets by increasing business with existing dealers, and expand our captive and affinity relationships."


         By the time you read this, NAL will have passed its two-year anniversary as a public company. As you can see from the following table, we have grown from a small business specializing in the bulk purchase of non-performing consumer and mortgage loan portfolios to a significant non-prime automobile financing company.

                            As of             As of
                        Dec. 1996         Dec. 1994
---------------------------------------------------
Total Assets       $149.8 million     $34.5 million
Annual Operating
   Income            $7.6 million      $0.4 million
     Per Share              $0.88             $0.07
Total Annual
   Revenues         $51.1 million      $8.1 million
Total Serviced
   Portfolio       $335.9 million     $44.4 million
Number of
   Contracts               29,990             4,400
Number of
   Dealers                  2,122               196
Number of
   Employees                  516                84

1996 Highlights
     In 1996 specifically, NAL realized operating income of $7.6 million, or $0.88 per share based on 10.6 million common and common equivalent shares outstanding. This is a significant increase over operating income of $3.1 million, or $0.50 per share based on 6.2 million common and common equivalent shares outstanding, for the year ended December 31, 1995.
Total revenues in 1996 reached $51.1 million, up from $22.9 million in 1995.
     1996 was also marked by many developments and accomplishments which are intended to have a positive long-term effect on the Company.

o NAL successfully completed a public offering which raised net proceeds of $20.2 million.
o The Company continued its planned program of quarterly securitizations by concluding, during 1996, four transactions of automobile-backed securities totaling approximately $249 million. These securitizations increase NAL's liquidity, provide for the redeployment of capital, reduce risks associated with interest rate fluctuations, and provide an alternative source of funding for new originations.
o NAL completed private placements of an aggregate of $17.5 million of convertible subordinated debentures, as well as the conversion to Company stock of a total of $5.6 million of previously-placed debentures.
o NAL continued to expand and diversify its financing sources, bringing total aggregated credit facilities at year end to $157.6 million.
o The Company's dealer network was expanded from 909 at 1995 year-end to over 2,122 at December 31, 1996.
o  NAL more than doubled its servicing portfolio of auto lease, loan and

                                      TWO

NAL Financial Group Inc.

   other contracts from $153.7 million at the end of 1995 to $335.9 million at the end of 1996.
o The Company entered into a joint venture to finance non-prime auto loans originated from select dealer groups. This agreement illustrates our commitment to develop loan production through a diversified array of sources, thus reducing our dependency upon any one program.
o In June 1996, NAL acquired Special Finance, Inc.("SFI"), an experienced high-volume loan originator. NAL funded more than $221.5 million in auto contracts originated by SFI from October 1994 through December 31, 1996.
o The Company embarked upon plans for the opening of two regional service centers -- one in Atlanta, one in Orlando -- for early 1997. These regional centers will bring us closer to our customers, providing better communication and more efficient servicing of the market.

The Price of Success
     Although our accomplishments generally have been noteworthy, they were not achieved without growing pains. Higher-than-anticipated operating expenses, liquidity concerns, fluctuating underwriting guidelines, and an increase in our loss provisions, while understandable in view of the rapid growth, have continued to adversely affect the Company's overall performance. In particular, NAL's fourth quarter expenses were higher than planned due to the delay in eliminating redundancies, especially in the areas of underwriting and processing, between NAL and SFI. During the six months of 1996 that the Company owned SFI, approximately 41% of NAL's total operating expenses were attributable to that subsidiary. Also during the fourth quarter, we increased our provision for loan losses to $1.3 million as a result of the poor performance of loans originated in late 1995 under less stringent underwriting guidelines than those currently in place.
     While NAL has in general acquired loan and lease contracts in accordance with consistent underwriting guidelines, in July 1995 we broadened those guidelines to allow for the inclusion of higher risk credits. Subsequently, in monitoring the delinquency and repossession rates produced by this credit profile, we determined that a return to our original, more stringent guidelines was prudent. This action was begun in December 1995, with full implementation by April 1996. Given recent occurrences in the industry, the Company has tightened its underwriting guidelines even further for 1997. While the performance of the loans underwritten under those less-restrictive 1995 policies was still evident in the 1996 fourth quarter, that business represents an ever-declining percent of our total servicing portfolio.
     With respect to liquidity issues, the Company's business has historically required substantial amounts of cash to support its growth in the acquisition of new contracts and to fund its expenses. In a manner similar to other finance companies, NAL has operated on a negative operating cash flow basis and expects to continue to do so as long as the volume of contracts increases. Recently we have experienced liquidity concerns due to a combination of factors relating to the operation of the securitization trusts and the acquisition of certain contracts pending financing. We are actively pursuing sources to fully and efficiently finance contracts, plus we are exploring alternative structures for our securitization transactions to achieve a lower cost of financing and maximize their proceeds.
     NAL will, over the next few months, invest considerable resources in advanced operating systems to strengthen our ability to manage our present servicing portfolio as well as future growth. This technology will increase production and efficiency, allowing us to track key underwriting and collection data on a more timely and cost-effective basis. Furthermore, we have started to reduce SFI's expense base through back-office consolidation and the elimination of redundant marketing efforts. It is our intention to continue this cost-cutting process throughout 1997.

Looking Ahead
     The non-prime auto financing industry has experienced recent turmoil. While ordinarily the difficulties experienced by our peers would benefit us from a competitive point of view, Wall Street's view of these developments has resulted in an overall net negative effect on the non-prime industry and all of its participants. Despite these occurrences, we believe that non-prime auto financing remains an attractive business with a large underserved market affording significant opportunities for growth and success. We have confidence in our continuing ability to deliver additional growth and profitability for several reasons. First, the Company is a one-stop shop for dealers, offering both loans and leases, as well as insurance and related products. To our knowledge, we are the only Company funding both loans and leases on new and used vehicles to non-prime customers. Second, we have access to diverse funding sources including warehouse facilities and the ability to securitize our assets. Lastly, NAL has developed the infrastructure and management capabilities to service large volumes of non-prime auto loans and leases.
     In short, we look forward to meeting the challenges of the non-prime auto market as it evolves in our economy. While we offer no guarantees of stock market conditions, we pledge to do our utmost to more effectively run this business, better manage the risks -- especially as they relate to credit quality -- and continue to deliver growth and profitability. Specifically, our objectives for 1997 call for us to move our underwriting guidelines to even higher levels, implement more efficiencies in our operations and organizational structure, further penetrate our current markets by increasing business with our existing dealers, and expand our captive and affinity relationships.
     To this end we look to our employees and thank them for their ongoing hard work and steadfast commitment. And to our stockholders and strategic partners we extend our heartfelt appreciation for your continued support.

Sincerely,

[SIG GRAPHIC]


Robert R. Bartolini
Chairman and
Chief Executive Officer

April 15, 1997

                                     THREE

NAL Financial Group Inc.

A Company Overview
An Interview With NAL Management

 Q. Can you briefly describe the non-prime auto lending business?

 A. The non-prime auto market serves individuals who are unable to obtain financing through traditional sources, such as commercial banks, savings and loans and the captive finance arms of major automotive manufacturers, due to the manner in which they have handled previous credit, the absence or limited extent of prior credit history, or limited financial resources.

 Q. Why is non-prime auto financing an
    attractive business?

 A. The non-prime auto industry represents a significant underserved market for two major reasons: first, the growing number of Americans subject to economic dislocation due to such events as a major illness, divorce or loss of employment, and second, the increasing availability of affordable quality used cars versus the burgeoning amount of annual family income required to purchase new vehicles. At the same time, the non-prime industry is highly fragmented, with no participant capturing more than 2% of the business. It is primarily served by smaller finance companies lacking access to the capital markets.

 Q. What are the major business risks associated with being a non-prime auto lender?

 A. The challenge of this industry is being able to select -- and then work with -- those non-prime loan applicants that have the ability, stability and intent to pay. NAL strongly believes that the success of the non-prime lender is totally dependent upon the application of comprehensive, consistent underwriting standards in conjunction with the employment of vigorous, concerted collection efforts. To grow profitably, the non-prime lender must have a focused, long-term vision marked with exceptional business controls.

 Q. How has NAL been able to effectively
    manage these risks?

 A. First, it takes hands-on experience. NAL has put together a top management team of seasoned veterans in the consumer finance industry, well acquainted with the many complexities involved in underwriting, servicing and collecting loans and leases to non-prime borrowers. Furthermore, each of our functional areas is administered by experienced personnel with extensive background in the business. In response to the credit quality issues in the industry, NAL maintains close monitoring of its servicing portfolio and is committed to moving its underwriting guidelines to higher levels. We have an ongoing investment in advanced operating systems that provide for strict collateral assessment policies, consistent and stringent underwriting guidelines and proactive collection processes. Nevertheless, as annual repossession rates of approximately 15% to 25% are a "given" in this industry, the effective remarketing of vehicles is a major responsibility of the non-prime lender. Accordingly, the Company acquired and now operates its own car lot. This provides an efficient avenue for the disposal of a significant segment of our repossessions and off-lease vehicles at recovery rates in excess of those realized from third-party auctions. Lastly, we have recently opened a regional processing center in Orlando, with a second one planned for Atlanta in July 1997. These facilities bring NAL closer to the markets we serve, enhancing communication with our customers and dealers.

                                      FOUR

NAL Financial Group Inc.

Q. What is securitization and why
   is it a key part of NAL's automobile finance program?

 A. In a securitization transaction, the Company sells a pool of loan contracts to a trust which, in turn, issues to investors securities backed by the assets of the trust. NAL enhances the credit of the securities by depositing a cash reserve as part of the assets of the trust. Because of this credit enhancement, the interest rate required by the investors in these securities is generally less than the Company's cost of other types of financing. NAL continues to service the loan contracts placed in the trust, for which, once certain levels of reserves are established, it is entitled to a servicing fee plus any excess cash collected over that paid to investors for principal and interest. In addition to providing a lower cost of funds, securitization allows us to increase our liquidity and reduce warehouse lines, as well as reduce our credit risk and the risks associated with interest rate fluctuations.

 Q. Have recent occurrences in the industry had any noticeable impact on NAL?

 A. Current industry issues have negatively impacted our borrowing costs. Our stock price, as well as the market valuation of other new non-prime auto companies, reflects investor concerns with credit quality. In response to these concerns, NAL is placing its primary emphasis on minimizing issues regarding credit quality and, in fact, began the year 1997 with tightened underwriting policies and procedures. On the positive side, the industry shake-up has reduced the competitive pressures in our markets.

 Q. How can you differentiate NAL's operations from your competitors?

 A. NAL offers its dealers a one-stop source for non-prime auto financing needs. To our knowledge, we are the only company that can provide both leases and loans on new as well as used cars, along with auto-related insurance products, to non-prime customers. In addition to expanding our dealer relationships, we actively promote affinity and correspondent alliances with major loan originators to diversify our origination sources and enhance the efficient and cost-effective growth of our servicing portfolio.

 Q. How does NAL manage credit risk?

 A. In addition to our own stringent underwriting criteria, NAL has created a dealer-scoring matrix which identifies, quantifies and grades the business of each dealer. Our system not only tracks and rates the performance of each dealer's volume, but simultaneously assesses the processing efficiency of that dealer. This custom-designed matrix system, implemented in the latter half of 1996 and to be fully operational in 1997, significantly enhances NAL's application review process and enables us to determine which dealers effectively provide the Company with quality non-prime customers.

 Q. What are NAL's strategies for ensuring the timely collection of payments?

A. First, NAL services all of the contracts we purchase. Second, while any non-prime portfolio will have defaults, our collection procedures (soon to be aided by a state-of-the-art, totally integrated operating system presently being implemented Company

                                      FIVE

                                                        NAL Financial Group Inc.

 wide) help to keep these delinquencies to a minimum. With the very first contact, NAL sets the tone -- proactive contact --for keeping the account current. To this end, NAL's collection staff is organized into teams according to the geographic location of customers, thereby capitalizing on time zone differences and region familiarization. Collectors are assigned to accounts for the duration of the lease or loan, thereby enabling them to build up a rapport with their customers and a thorough knowledge of their economic circumstances. Accounts are monitored daily, and customers are contacted by phone, either at home or at work, within 24 hours of delinquency.

 Q. What type of capital investments has
    the Company made in its systems?

 A. NAL has an ongoing commitment to capital investments to improve our technology and information systems and to constantly maximize production and processing efficiency. After months of research and development, NAL has embarked upon a comprehensive program to upgrade our operating systems. We recently installed an IBM AS400 mid-range computer and are now in the process of converting to state-of-the-art integrated software systems for lease and loan servicing, collecting and accounting. These enhancements and upgrades are expected to be fully operational by the second quarter of 1997. Additionally, we anticipate that by the end of the 1997 third quarter we will have updated our credit and funding systems and installed predictive dialers for our collections department. This telephone equipment prioritizes the collector's calls, then queues up and automatically dials the phone numbers, thereby enabling the collector to make more efficient use of his/her time.

 Q. How will the Company continue to increase market share?

 A. The Company currently has over 2,100 dealers under contract in 23 states. At this time, we believe the best way to grow NAL's market share is to increase the amount of business derived from our established dealer network and to pursue additional affinity relationships and other business partnerships. In 1997, NAL's field service network will concentrate on providing our existing dealers with the highest standards of service and maintenance possible. As these relationships are cultivated and nurtured, and as the dealers become more familiar with NAL's underwriting criteria, we anticipate that both the volume, quality and frequency of acceptable applicants in the pipeline will increase. NAL has also developed marketing initiatives to expand our products and services to our existing customers.

 Q. Why do you believe NAL is well positioned to grow in 1997 and beyond?

 A. Our one-stop shop program, offering both non-prime auto loans and leases to our dealers, provides NAL with a strong competitive advantage. The Company then enhances this edge with the development of multiple origination channels. Our underwriting procedures enable NAL to be an effective and efficient acquirer of contracts which we are then able to expertly service to minimize delinquencies. The operation of our own car lot provides us with an efficient and profitable method of disposing of repossessions. Also, the Company has in place the right mixture of financing in terms of warehouse and other credit facilities, plus we have demonstrated our ability to regularly securitize our assets, an important key to continued growth. And lastly, NAL has recruited and put together a highly-qualified team of industry professionals to guide the Company through to the accomplishment of its goals.

                                      SIX

                                                        NAL Financial Group Inc.

MANAGEMENT'S DISCUSSION AND
ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

   The following information should be read in conjunction with the Consolidated Financial Statements (including the notes thereto) and other financial data included elsewhere in this report.
   NAL Financial Group Inc. (the "Company") is a specialized automobile finance company engaged in the purchase, securitization and servicing of contracts originated by franchised and select independent dealers in connection with sales or leases of used and new automobiles to consumers with non-prime credit. Consumers with non-prime credit are perceived to be relatively high credit risks due to various factors, including the manner in which they have handled previous credit, the absence or limited extent of their prior credit history and their limited financial resources. The Company purchases contracts relating principally to the "C" credit segment of the automobile finance market. The Company is also engaged in offering insurance and related products to its dealers and customers through its insurance subsidiary, NAL Insurance Services, Inc. ("NIS"). The Company has a remarketing subsidiary, Performance Cars of South Florida, Inc. ("PCSF"), with a car dealership franchise, J.D. Byrider ("JDBR"), which provides a cost-effective means of disposing of some of the Company's repossessed and off-lease vehicles.

Contract Acquisition
   The Company acquires loan and lease contracts from diverse sources. In order to adjust for credit risk and achieve an acceptable rate of return, the Company typically purchases loan contracts from dealers at a discount from the principal amounts of such contracts. This discount is non-refundable to the dealer. Currently, the discount is being allocated to the reserves for credit losses. See "Acquisition Discounts." During the past two years, the Company purchased $426.1 million in loan contracts and $44.3 million in lease contracts. In order to fund the purchase of loan contracts prior to securitization, the Company utilizes its available cash balances and repurchase facilities. Until such time as the loans are securitized, automobile loans held for sale by the Company generate net interest income resulting in the difference between the interest rate earned on automobile loans held for sale and the interest cost associated with the Company's repurchase facilities.
   The following table provides certain material information relative to the contracts acquired by the Company and its servicing portfolio during each of the last eight quarters.

                                        Dec. 31,     Sep. 30,    Jun. 30,   Mar. 31,     Dec. 31,    Sep. 30,    Jun. 30,   Mar. 31,
For the Quarters Ended                      1996         1996        1996       1996         1995        1995        1995       1995
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in thousands)
Operating Data:
Loan contracts                          $ 82,839     $ 69,556    $ 50,971   $ 48,326     $ 46,593    $ 31,624     $21,364    $18,785
Lease contracts                           10,154        6,776       3,609      3,686        3,989       4,085       5,241      6,733
Recourse programs                          4,835        7,091      10,568      5,206        6,696       8,203       6,554      5,838
------------------------------------------------------------------------------------------------------------------------------------
     Total contracts                    $ 97,828     $ 83,423    $ 65,148   $ 57,218     $ 57,278    $ 43,912     $33,159    $31,356
------------------------------------------------------------------------------------------------------------------------------------
Number of dealers (at end of period)       2,122        1,594       1,381      1,271          909         787         406        296
------------------------------------------------------------------------------------------------------------------------------------
Servicing portfolio (at end of period):
   Owned                                $ 91,934     $108,208    $111,928   $117,210     $113,830    $111,888     $87,938    $65,824
   Serviced for securitization trusts    243,932      175,679     118,818     73,741       39,934          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
     Total servicing portfolio          $335,866     $283,887    $230,746   $190,951     $153,764    $111,888     $87,938    $65,824
------------------------------------------------------------------------------------------------------------------------------------

   The Company's level of contract acquisitions are impacted by a combination of the Company's underwriting criteria, which is subject to change from time to time, and the Company's ability to successfully market its dealer program to new dealers. The Company has experienced significant growth in the volume of contracts acquired during 1996. Contract volume has increased to $303.6 million for the year ended December 31, 1996 from $165.7 million for the year ended December 31, 1995, representing a growth rate of 83%. The growth in contract volume is attributable primarily to the increase in the number of dealers the Company has under contract, as well as an expansion of the sources and amounts of financing available to purchase contracts. The number of dealers the Company currently has under contract increased to 2,122 at December 31, 1996 from 909 at December 31, 1995, representing a growth rate of 133%. The increase in volume during 1996 was partially offset by a strengthening of the Company's underwriting criteria beginning with the second quarter of 1996. The change in underwriting criteria was in response to analyses of the performance of the contracts originated in the nine months prior to this change which indicated higher credit losses than originally anticipated. The Company continues to monitor the performance of its contracts and may make further adjustments to its underwriting criteria in the future if the analyses warrant a modification. Future levels of contract acquisition may be affected by any such modifications. The growth in contract volume has resulted in an increase in the Company's servicing portfolio, which at December 31, 1996 was $335.9 million compared to $153.8 million at December 31, 1995, representing a growth rate of 118%.

                                     SEVEN

NAL Financial Group Inc.

Revenues
   The increase in contract volume and the servicing portfolio has led to an increase in revenues as demonstrated in the following table:

For the Years Ended                 Dec. 31, 1996  Dec. 31, 1995
----------------------------------------------------------------
(Dollars in thousands)
Revenue Data:
Interest income:
   Loan contracts                         $15,180       $  9,376
   Lease contracts                          4,958          2,524
   Recourse programs                        2,588          2,417
----------------------------------------------------------------
     Total interest income                 22,726         14,317
Non-automobile interest income                416          1,363
Gain on sale of loan contracts             19,872          4,601
Servicing fees, net                         1,699            100
Insurance fees                              2,916            548
Other fees                                  3,497          2,003
----------------------------------------------------------------
     Total revenues                       $51,126        $22,932
----------------------------------------------------------------

   The Company generates revenues primarily through the purchase, securitization and ongoing servicing of contracts. The Company earns interest income and fees on contracts purchased and held in portfolio, including those awaiting securitization. Interest income on the non-automobile portfolio consists of interest earned on mortgage loans, marine loans, and other consumer loans acquired by the Company through bulk purchases prior to June 30, 1994. Upon the sale of loan contracts through the Company's securitization program, the Company recognizes a gain on sale on the loan contracts. See "Gain on Sale of Loan Contracts." The Company continues to service these loan contracts and earns a servicing fee currently equal to three percent per year of the outstanding principal balance of the loan contracts sold. The Company also receives revenues from the sale of insurance and related products, and other miscellaneous fees.

Net Interest Income
   Net interest income ("Net Interest Income") is the difference between the interest earned on contracts held in portfolio, including those awaiting securitization, and the interest costs associated with the Company's borrowings to finance such contracts. Net Interest Income will fluctuate and be impacted by the spread between the portfolio yield and the cost of the Company's borrowings, changes in overall contract acquisition volume and the timing of securitization transactions. The following table illustrates the weighted average net interest rate spread (expressed as a percentage) earned on contracts acquired:

For the Years Ended                  Dec. 31, 1996  Dec. 31, 1995
-----------------------------------------------------------------
Net Interest Spread:
Interest income: (1)
   Loan contracts                            20.35%         20.65%
   Lease contracts                           17.72%         15.89%
   Recourse program                          18.57%         18.89%
-----------------------------------------------------------------
     Total automobile contracts              19.51%         19.32%
Non-automobile contracts                     13.72%         23.06%
-----------------------------------------------------------------
     Total                                   19.36%         19.60%
Interest expense (2)                         10.17%         11.18%
-----------------------------------------------------------------
Net interest spread                           9.19%          8.42%
-----------------------------------------------------------------

(1) Represents interest income plus discount accretion (if any) and fees, less amortization of capitalized costs, expressed as a percentage of average receivables outstanding.
(2) Represents interest expense as a percentage of average total debt outstanding.

   The increase in net interest spread is primarily due to the benefits of a lower-cost financing source obtained in the latter part of 1995. This includes a warehouse facility (see "Warehouse Facility") used to warehouse loan contracts prior to securitization. In addition, securitization transactions have also contributed to a lower cost of funds as the rates paid to investors of these transactions were lower than the rates charged on financing sources used during 1995.

Gain on Sale of Loan Contracts
   The Company has sold loan contracts through its securitization program in each of the last six quarters. The Company recognizes a gain on sale of loan contracts in an amount equal to: (i) the excess servicing receivable ("Excess Servicing Receivable") expected from the trust during the life of the securitization, plus (ii) the net proceeds received from the securitization less the aggregate book value of the loan contracts transferred to the trust. The Excess Servicing Receivable represents the estimated present value of excess servicing cash flows ("Excess Servicing Cash Flows") based on the Company's estimates for loss and prepayments during the life of the securitization transaction. Quarterly, the Company reviews the assumptions made in determining the Excess Servicing Receivable. If the present value of future aggregate Excess Servicing Cash Flows is less than the aggregate capitalized amount, a valuation adjustment would be recorded. Excess Servicing Cash Flows represent the difference between the cash flows on loan contracts in a securitization trust and the sum of (i) payments of principal and interest required to be made to investors in the securitized pool, (ii) the contractual servicing fee, currently at the rate of three percent per year, and (iii) other on-going expenses of such trust. The Company is currently not receiving its distribution of servicing cash flows associated with its securitization trusts. See "Liquidity and Capital Resources -- Securitization."

                                     EIGHT

                                                        NAL Financial Group Inc.

   The gain on sale of loan contracts is affected by, among other things, the amount of loan contracts sold in the securitization transaction, the net spread on the transaction, the up-front costs of the transaction and estimated losses and prepayments on the loan contracts. Net spread is the major component of the total gain on sale. The following table illustrates the net spread for each of the Company's securitization transactions:

                                     Weighted  Interest
                                      Average    Rate
                        Securitized  Contract   Paid to      Gross      Net
                          Balance        Rate  Investors(1) Spread(2) Spread(3)
-------------------------------------------------------------------------------
(Dollars in thousands)
Securitization:
1996-4 Securitization Trust $88,044    19.50%  7.02%        12.48%    9.48%
1996-3 Securitization Trust  70,052    19.37%  7.42%        11.95%    8.95%
1996-2 Securitization Trust  49,500    19.20%  7.58%        11.62%    8.62%
1996-1 Securitization Trust  40,750    19.26%  7.47%        11.79%    8.79%
1995-1 Securitization Trust  40,136    19.58%  7.10%        12.48%    9.48%
-----------------------------------
   Total                   $288,482
                           --------


-------------------------------------------------------------------------------
(1) Weighted average interest rate paid to investors in the securitization transaction.
(2) Difference between weighted average contract rate and weighted average interest rate paid to investors.
(3) Difference between gross spread less contractual servicing fees at 3%.

   The decrease in the net spread from the 1995-1 Securitization Trust to the 1996-1 Securitization Trust, and the further decline in the net spread on the 1996-2 Securitization Trust, was primarily due to an increase in the interest rate paid to investors, due primarily to an increase in market interest rates.
   The increase in the net spread for the 1996-3 and 1996-4 securitization transactions, compared to the prior two securitization transactions, was attributable to a higher-weighted average coupon rate due primarily to the Company's expansion outside the state of Florida. A corresponding decrease in the interest rate paid to investors, due primarily to a decrease in market rates, also contributed to a higher net spread.
   As of March 26, 1997, the Company closed on the sale of approximately $82.3 million of automobile loan contracts through a 1997-1 Securitization Trust. The securities issued in the transaction were rated "A" and "BBB" by Fitch Investors Service, L.P. This transaction resulted in a weighted average rate paid to investors of 8.32%, which was higher than the rate for the 1996-4 Securitization Trust, closed in December 1996, due primarily to higher market interest rates and, to some extent, the effect of recent financial concerns within the automobile finance industry.

Net Servicing Fee Income
   Throughout the life of the loan contract, the Company earns a contractual servicing fee from the securitization trust, currently equal to three percent per year of the principal balance outstanding of the loan contracts sold to the trust. Servicing fees are reported as income when earned, net of the related amortization of servicing receivables. Net servicing fees may be reduced from those that are contractually due if the Company believes that estimated future cash flows would be insufficient to recover the carrying value of the servicing receivables. Servicing costs are charged to expense as incurred. Net servicing fee income increased from $100,000 for the year ended December 31, 1995, representing one month's servicing income from the 1995-1 Securitization Trust, to $1.7 million for the year ended December 31, 1996.
   Net servicing fee income and the Excess Servicing Receivable may be impacted by changes in the amount of losses and levels of prepayments from those assumed by the Company at the time of the securitization. To the extent the assumptions used are materially different from actual results, the amount of Excess Servicing Cash Flows received by the Company over the remaining life of the securitization could be significantly affected.

Other Income
   The Company generates revenues from the sale of a variety of insurance and related products to dealers and its customers, acting as agent for third-party insurance companies. The Company recognizes as revenue the commissions or fees received upon the sale of these products to customers. Other fees consist primarily of late fees earned on the Company's servicing portfolio. Insurance and other fees have continued to increase due primarily to the increase in the volume of contracts purchased and the growth in the servicing portfolio.

RESULTS OF OPERATIONS
   The following table provides the principal components of the Company's net income for the periods presented:

For the Years Ended               Dec. 31, 1996  Dec. 31, 1995
--------------------------------------------------------------
(Dollars in thousands)
Results of Operations:
Net interest income (1)                $ 12,188       $  8,319
Gain on sale of loan contracts           19,872          4,600
Net servicing fees and other income       8,113          2,651
--------------------------------------------------------------
   Total revenue                         40,173         15,570
Provision for credit losses              (5,477)        (2,762)
Operating expenses                      (22,496)        (7,805)
Non-cash charge for escrow shares          (301)          (280)
--------------------------------------------------------------
Income before taxes                      11,899          4,723
Provision for income taxes               (4,631)        (1,926)
--------------------------------------------------------------
   Net income                          $  7,268       $  2,797
--------------------------------------------------------------

(1) Net of interest expense of $10,954 and $7,362 for the years ended 1996 and 1995, respectively.

Years Ended December 31, 1996 and 1995
   Net Interest Income. Net interest income for the year ended December 31, 1996 was $12.2 million compared to $8.3 million for the year ended December 31, 1995, representing a 47% increase. This increase was primarily a result of the growth in average contracts held in portfolio and those awaiting securitization from $84.8 million for the year ended December 31, 1995 to $119.7 million for the year ended December 31, 1996.

                                      NINE

NAL Financial Group Inc.

   Gain on Sale of Loan Contracts. Total gain on sale of loan contracts for the year ended December 31, 1996 was $19.9 million compared to $4.6 million for the year ended December 31, 1995. This increase was due to four additional securitizations completed during 1996. The Company completed a $40 million securitization during the fourth quarter of 1995 resulting in a $4.0 million gain. In addition, the Company recognized a $600,000 gain from selling loan portfolios through bulk sale arrangements during 1995.
   Net Servicing Fees and Other Income. During the year ended December 31, 1996, the Company completed four securitization transactions aggregating $248.3 million. As a result, net servicing fee income was $1.7 million for the year ended December 31, 1996 compared to $100,000 for the preceding year. Other income, consisting primarily of insurance and late fees, increased from $2.6 for the year ended December 31, 1995 to $6.4 million for the year ended December 31, 1996. These increases were primarily due to an increase in the volume of contracts purchased and the growth in the servicing portfolio to $335.9 million at December 31, 1996 from $153.8 million at December 31, 1995. In addition, the Company recorded $517,000 to other income relating to the settlement of outstanding litigation during June 1996.
   Provision for Credit Losses. The Company's provision for credit losses for the year ended December 31, 1996 was $5.5 million compared to $2.8 for the year ended December 31, 1995, a 98% increase. This increase related primarily to provisions recorded for an estimate of possible losses that may be incurred in connection with the acquisition of contracts during 1996 and with the performance of previously-purchased contracts.
   Operating Expenses. Operating expenses increased to $22.5 million for the year ended December 31, 1996 compared to $7.8 million for the year ended December 31, 1995, a 188% increase. This increase was attributable to the hiring of additional personnel in almost every area of the Company's operations to support its growth. In addition, the acquisition of SFI in June 1996 contributed significantly to the increase in operating expenses for the year ended December 31, 1996. As a result of the acquisition, the Company has absorbed all of the overhead of SFI since July 1, 1996, amounting to $6.4 million. The Company is currently reviewing the operations of SFI to determine if there are redundancies which can be reduced during 1997. As a percentage of average total servicing portfolio, operating expenses increased to 9.41% in 1996 from 8.41% in 1995.
   Non-Cash Charge for Escrow Shares. The Company recorded a charge to earnings of $301,000 for the year ended December 31, 1996 for shares released from the escrow arrangement that was established in connection with the Merger compared to $280,000 for the year ended December 31, 1995.
   Net Income. The Company reported net income of $7.3 million, or $0.86 per fully diluted share, for the year ended December 31, 1996 compared to net income of $2.8 million, or $0.45 per fully diluted share, for the year ended
December 31, 1995. Net income, excluding the non-cash charge for releasing escrow shares, was $7.6 million, or $0.88 per fully diluted share, for the year ended December 31, 1996 in comparison to $3.0 million, or $0.50 per fully diluted share, for the year ended December 31, 1995.

Years Ended December 31, 1995 and 1994
   Net Interest Income. Net interest income for the year ended December 31, 1995 was $8.3 million compared to $3.4 million for the year ended December 31, 1994, representing a 143% increase. This increase was primarily a result of the growth in average contracts held in portfolio and those awaiting securitization from $15.5 million for the year ended December 31, 1994 to $84.8 million for the year ended December 31, 1995.
   Gain on Sale of Loan Contracts. The Company completed a $40 million securitization during the fourth quarter of 1995 resulting in a $4.0 million gain. Total gain on sale of loan contracts for the year ended December 31, 1995 was $4.6 million compared to $2.3 million for the year ended December 31, 1994. Although no securitization transactions were completed during 1994, the Company recognized gains from selling loan portfolios through bulk sale arrangements.
   Net Servicing Fees and Other Income. During December 1995, the Company completed its first securitization transaction aggregating $40 million. As a result, servicing fee income was $100,000 for the year ended December 31, 1995 compared to $0 for the preceding year. Other income, consisting of insurance and other fees, increased from $332,000 for the year ended December 31, 1994 to $1.7 million for the year ended December 31, 1995. These increases were primarily due to an increase in the volume of contracts purchased and the growth in the servicing portfolio to $153.8 million for the year ended December 31, 1995 from $44.4 million for the year ended December 31, 1994.
   Provision for Credit Losses. The Company's provision for credit losses for the year ended December 31, 1995 was $2.8 million compared to $573,000 for the year ended December 31, 1994. This increase related primarily to provisions recorded for an estimate of possible losses that may be incurred in connection with the acquisition of contracts during 1995 and with the performance of previously-purchased contracts.
   Operating Expenses. Operating expenses increased to $7.8 million for the year ended December 31, 1995 compared to $4.9 million for the year ended December 31, 1994, a 59% increase. This increase was attributable to the hiring of additional personnel in almost every area of the Company's operations to support its growth. As a percentage of average total servicing portfolio, operating expenses decreased to 8.41% in 1995 from 14.39% in 1994.
   Non-Cash Charge For Escrow Shares. The Company recorded a charge to earnings of $280,000 for the year ended December 31, 1995 for shares released from the escrow arrangement that was established in connection with the merger of the Company with a previously-inactive public company in November of 1994.

                                      TEN

                                                        NAL Financial Group Inc.

   Net Income. The Company reported net income of $2.8 million, or $0.45 per fully diluted share, for the year ended December 31, 1995 compared to net income of $394,000, or $0.07 per fully diluted share, for the year ended December 31, 1994. Net income excluding the non-cash charge for releasing escrow shares was $3.0 million, or $0.50 per fully diluted share, for the year ended December 31, 1995.

DELINQUENCY AND CREDIT LOSS EXPERIENCE
   The Company's profitability depends largely upon its ability to effectively manage delinquency and credit losses. The Company maintains a reserve available to absorb future credit losses on contracts that are held in portfolio and on loan contracts while they are awaiting securitization. The Company evaluates historical charge-off experience against the reserve and performs analyses of portfolio performance and delinquency trends to determine if the reserve is adequate to absorb estimated future losses.
   Collection and Charge-off Procedures. Typically within 24 hours of an account becoming delinquent, a collector establishes contact with the customer. If the delinquency is not promptly resolved, the collector pursues a resolution through additional telephone contacts with the customer followed by demand letters as appropriate. In the event that a delinquency cannot be resolved, the account is turned over for repossession of the vehicle by an outside agency, typically within 45 days. When a vehicle is repossessed and not redeemed by the customer within a period prescribed by statute, the vehicle is assigned for disposal. At the time of repossession, the vehicle is reviewed by management and its carrying value is written down, if necessary, to its net realizable value. Write-downs of carrying value, which include costs of disposition, are charged against the Company's reserves available for credit losses. Vehicles typically are disposed of at wholesale auctions, or remarketed through PCSF or through the JDBR Franchise. The Company may establish a dialogue with a delinquent borrower and formulate a short-term payment arrangement that would allow the borrower to retain the automobile beyond a delinquency of 45 days. Accounts that reach 90 days of delinquency are placed on non-accrual status and any previously-accrued interest income is reversed. In the event that the Company is unable to locate the customer or the vehicle by the time an account reaches 150 days of delinquent status, the account is fully charged off against reserves available for credit losses. If the customer declares bankruptcy, the account is charged off to the lesser of any court-ordered settlement or the wholesale value of the vehicle. The Company's collection staff continues to pursue customers, to locate and repossess vehicles and to collect losses incurred. Any amount received after a contract has been charged off is recorded as a recovery and an increase in the reserves available for credit losses.

   Acquisition Discounts. The Company purchases contracts from dealers at discounts from their stated principal amount to provide for credit risk. The discounts typically range from 3% to 10%. The amount of the discount varies primarily based on the credit risk and the terms of the contract and the quality of the collateral. Any discount that management considers necessary to absorb future credit losses is allocated to the reserves available for credit losses. The remaining portion of the discount, if any, is recognized as income using the level-yield method of accretion. Currently, the Company allocates the entire discount to the reserves available for credit losses and expects to do so for the foreseeable future. However, the Company will continue to evaluate the ability to collect on its contracts in conjunction with the allocation of discounts.

   Reserves Available for Credit Losses. In the event of a payment default, proceeds from the liquidation of the vehicle may not cover the outstanding contract balance and costs of recovery. The Company maintains a reserve available for credit losses in an amount that management believes is adequate to absorb future credit losses on contracts. The reserves available for credit losses is comprised of the acquisition discounts, an allowance for credit losses and, in limited cases, dealer reserves. On a monthly basis, the Company evaluates the adequacy of the reserves available for credit losses by analyzing the contract portfolios in their entirety using a "static pool analysis" method in which the historical charge-offs are stratified according to the contract origination date. These contracts are grouped together by calendar month of origination, and the related historical charge-off experience on such contracts is analyzed to evaluate the reasonableness and adequacy of the reserves available for credit losses. This analysis takes into consideration historical loss experience, current economic conditions, levels of repossessed assets, delinquency experience, seasoning of contracts and other relevant factors. Should management deem the level of acquisition discounts and dealer reserves, in limited cases, to be inadequate, an additional provision for credit losses will be recorded to increase the allowance for credit losses and, therefore, increase the overall level of the reserves available for credit losses.
   The Company has prepared analyses of its contracts, based on its credit experience and available industry data, to identify the delinquency and default rates at the various stages of a contract's repayment term. The results of the analyses suggest that the probability of a contract becoming delinquent or going into default is highest during the "seasoning period," which begins 3 to 4 months, and ends 12 to 14 months, after the origination date. If the volume of contracts purchased by the Company continues to grow, an increasingly greater portion of the Company's portfolio is expected to fall into the "seasoning period" described above, causing a rise in the overall portfolio delinquency and default rates. Assuming no changes in any other factors that may affect delinquency and default rates, the Company's management believes that this trend should stabilize or reverse when the volume of mature contracts (with lower delinquency and default rates) is sufficient to offset the delinquency and default rates on newer contracts.


                                     ELEVEN

NAL Financial Group Inc.

   The following table sets forth information regarding credit loss experience of the total servicing portfolio for the periods presented:

For the Years Ended                  Dec. 31, 1996  Dec. 31, 1995
-----------------------------------------------------------------
Credit Losses: (1)
Loan contracts serviced:
   Gross charge-off percentage (2)           10.35%          3.68%
   Net charge-off percentage (3)              9.12%          3.68%
Lease contracts serviced:
   Gross charge-off percentage (2)            7.82%          4.19%
   Net charge-off percentage (3)              6.35%          4.19%
Total loan and lease contracts serviced:
   Gross charge-off percentage (2)           10.03%          3.78%
   Net charge-off percentage (3)              8.78%          3.78%
Recourse contracts serviced:
   Gross charge-off percentage (2)             N/A            N/A
   Net charge-off percentage (3)               N/A            N/A
Total servicing portfolio:
   Gross charge-off percentage (2)            9.23%          3.15%
   Net charge-off percentage (3)              8.07%          3.15%

(1) This table excludes non-automobile bulk purchase contracts.
(2) Gross charge-offs are computed as principal balance less liquidation proceeds received expressed as a percentage of average balance outstanding during the period.
(3) Net charge-offs are computed as gross charge-offs less any recoveries expressed as a percentage of average balance outstanding during the period.

   The increase in the level of credit losses was due primarily to two factors:
(i) the relative degree of seasoning of the Company's servicing portfolio during the year ended December 31, 1996 compared to that for the year ended December 31, 1995, and (ii) the level of credit losses experienced during the year ended December 31, 1996 on contracts purchased from July 1995 to March 1996 due to the relaxation of certain underwriting criteria during that period.
   The Company started purchasing contracts during the second half of 1994. Consequently, the servicing portfolio through December 31, 1995 reflects a lower degree of seasoning when compared to the servicing portfolio through December 31, 1996. At December 31, 1995, the weighted average seasoning of the Company's contracts was 5.04 months compared to an weighted average seasoning of 9.49 months for contracts at December 31, 1996.
   During the period July 1995 to March 1996, the Company relaxed certain underwriting criteria. As a result, the Company has experienced higher than expected credit losses on these contracts. For the year ended December 31, 1996, 60% of the Company's net charge-offs were incurred on contracts purchased during this period on an average balance for the year which represented 44% of the average servicing portfolio. In response to the higher level of credit losses, management decided to strengthen its underwriting criteria beginning in March of 1996.

   Delinquency Experience. The following table reflects the Company's delinquency experience for the periods presented:



As of December 31,                          1996          1995
-----------------------------------------------------------------
(Dollars in thousands)
Delinquency: (1)
Loan contracts serviced:                   $273,549      $107,191
Delinquencies:
   31-60 days                                 10.30%         8.83%
   61-90 days                                  3.38%         2.99%
   Greater than 90 days                        1.52%         2.18%
-----------------------------------------------------------------
     Total                                    15.20%        14.00%
Lease contracts serviced:                  $ 36,308      $ 21,361
Delinquencies:
   31-60 days                                  6.47%         7.51%
   61-90 days                                  2.00%         1.90%
   Greater than 90 days                        2.54%         1.83%
-----------------------------------------------------------------
     Total                                    11.01%        11.24%
Total loan and lease contracts serviced:   $309,857      $128,552
Delinquencies:
   31-60 days                                  9.85%         8.61%
   61-90 days                                  3.13%         2.81%
   Greater than 90 days                        1.64%         2.12%
-----------------------------------------------------------------
     Total                                    14.62%        13.54%
Recourse contracts serviced:               $ 14,107      $ 18,129
Delinquencies:
   31-60 days                                  9.69%        16.99%
   61-90 days (2)                               N/A           N/A
   Greater than 90 days (2)                     N/A           N/A
-----------------------------------------------------------------
     Total                                     9.69%        16.99%
Total contracts serviced:                  $323,964      $146,681
Delinquencies:
   31-60 days                                  9.85%         9.65%
   61-90 days                                  2.99%         2.46%
   Greater than 90 days                        1.57%         1.86%
-----------------------------------------------------------------
     Total                                    14.41%        13.97%
-----------------------------------------------------------------

(1) This table excludes non-automobile bulk purchase contracts. In addition, this table excludes two automobile bulk purchase portfolios which were non-performing at the time of purchase in 1994 and are accounted for on a cost recovery basis, whereby income is recognized only to the extent that the Company's investment in these portfolios has been fully recouped. As of December 31, 1996, the combined investment in these portfolios totaled $947,000.
(2) Contracts delinquent 61 days or more are repurchased by the originator of the contracts under the recourse program.

LIQUIDITY AND CAPITAL RESOURCES
   The Company's business requires substantial cash to support its growth in the rate of acquisition of new contracts and to fund its expenses. The Company has historically operated on a negative operating cash flow basis and expects to continue to do so as long as the volume of contracts continues to grow. As a result of the historical growth rate, the Company has used increasingly larger amounts of cash than it has generated from its operating activities. The Company has funded these negative operating cash flows by drawing against its available warehouse and credit facilities. These facilities provide between 80% and 90% of the principal balance of the contracts. The Company funds the remainder of the purchase price through its capital.
   In connection with the securitization of loan contracts, the Company is required to fund reserve accounts related to each transaction. The Company funds these reserve accounts through a combination of an initial cash deposit and the capture of contractual and excess servicing cash flows until such reserve accounts reach predetermined levels. These levels

                                     TWELVE

                                                        NAL Financial Group Inc.

may be increased depending on the delinquency and loss experience of the trusts. Currently, all of the reserve accounts related to the Company's securitizations are building to their required levels, and, accordingly, the Company is not receiving its distributions of cash flows.
   The Company has experienced recent liquidity concerns due to a combination of certain factors relating to the operation of its securitization trusts and the acquisition of certain contracts which are pending financing. Recently, the Company has, in the normal course of its business, acquired lease contracts and contracts under its recourse program which currently are not financed through the Company's existing warehouse and credit facilities. The Company intends to finance these assets and/or sell the assets to third parties.
   The Company is actively pursuing sources to fully and efficiently finance its contracts and related assets. In addition, the Company continues to explore alternative structures for securitization of its loan contracts in order to achieve a lower cost of financing and to maximize the proceeds from the securitization transactions. As the Company continues to increase the volume of contracts purchased, it must secure capital to support its growth. The Company's growth has been facilitated by its ability to complete public and private placements of debt and equity securities, although there can be no assurances that the Company will be able to continue to generate capital through such placements of debt and equity securities.

Sources of Liquidity and Capital Resources
   Through December 31, 1996, the Company had secured its principal sources of financing through senior indebtedness comprised of its warehouse facility, revolving credit facilities and its specialized borrowing facility, as well as subordinated indebtedness consisting of unsecured subordinated debentures. In addition, the Company secures liquidity through the securitization of its loan contracts. From December 1995 through March 1997, the Company has completed an aggregate of approximately $370.8 million of securitization transactions.

As of December 31,                          1996          1995
--------------------------------------------------------------
(Dollars in thousands)
Sources of Financing:
Warehouse Facility:
   Available line                       $100,000      $ 50,000
   Outstanding balance                    22,907        11,585
Revolving Credit Facilities:
   Available line                         45,000        45,000
   Outstanding balance                    24,384        21,844
Revolving Line of Credit Facility:
   Available line                          9,500            --
   Outstanding balance                     4,732            --
Specialized Borrowing Facility:            3,145        42,381
Subordinated Debentures:
   Issued-- cumulative                    38,825        21,325
   Converted to Common
     Stock-- cumulative                  (13,825)       (8,260)
--------------------------------------------------------------
   Outstanding balance                    25,000        13,065
--------------------------------------------------------------
Note due to Stockholder                       --         2,919
--------------------------------------------------------------
Total outstanding borrowings            $ 80,168      $ 91,974
--------------------------------------------------------------

   Warehouse Facility. During September 1995, the Company entered into a $50 million warehouse facility (the "Warehouse Facility") with Greenwich Capital Financial Products, Inc. ("Greenwich"). In November 1996, the Warehouse Facility was increased to $100 million. This facility is structured as a reverse repurchase agreement, which is characterized as a borrowing for financial-reporting purposes. Under the terms of this facility, the Company receives an advance of approximately 90% of the outstanding principal balance of the loan contract at an interest rate of 2.25% over 30-day LIBOR. If at any time during the financing period 90% of the market value of the contract is less than the amount advanced, Greenwich may require the Company to transfer funds or additional contracts to Greenwich until the deficiency ("margin") amount is satisfied. Market value of loan contracts may be affected by such factors as changes in interest rates, delinquency rates and credit losses. Although management believes that this is unlikely to occur to any significant degree, a margin call could require an allocation of certain of the Company's liquidity and capital resources. The Warehouse Facility expires in September 1997 and is renewable for an additional year subject to certain conditions. At December 31, 1996, the Company had $22.9 million outstanding under this facility.
   The Warehouse Facility includes certain financial and operational covenants, including the maintenance of a minimum net worth of $30 million, the prohibition of a debt-to-equity ratio in excess of 8 to 1, and maintenance of certain loan portfolio performance criteria. For the purpose of the Warehouse Facility, net worth has been defined as total stockholders' equity plus subordinated indebtedness not due within 90 days. At December 31, 1996, the Company was in compliance with all relevant financial and operational covenants. Management continues to monitor closely the performance of its loan portfolios in order to ensure compliance with all financial and operational covenants.
   An event of default is also deemed to occur under the Warehouse Facility in the event of the death of two of the Company's executive officers (or if both of these individuals cease serving as officers).
   The Company uses the Warehouse Facility to purchase loan contracts with the objective of selling such contracts through securitization transactions. Since the fourth quarter of 1995 and through March 1997, the Company has completed in the aggregate the sale of approximately $370.8 million of loan contracts through privately-placed securitization transactions. The proceeds from the securitization transactions have been used to pay down the Warehouse Facility, thereby making the Warehouse Facility available to fund purchases of additional contracts.
   Revolving Credit Facilities. In March 1993, the Company entered into a $20 million three-year revolving credit facility (the "Congress Facility") with Congress Financial Corporation ("Congress"), which has been extended until March 1998. The Congress Facility bears interest at a floating rate of 2% over the prime rate of CoreStates Bank, N.A., with interest payable monthly, and the facility is secured by loan and lease contracts. The facility can be utilized for the financing of additional contract purchases that meet certain credit


                                    THIRTEEN

NAL Financial Group Inc.

guidelines established by Congress, in its sole discretion. As of December 31, 1996, the Company had no borrowings under this facility.
   During February 1994, the Company entered into a $5 million one-year revolving credit facility with GECC (the "GECC Facility"). In September 1994 and March 1995, the GECC Facility was increased to $10 million and $25 million, respectively. The GECC Facility bears interest payable monthly at rates fixed at the time of financing and is secured by certain lease contracts. Principal is repaid monthly according to an agreed-upon schedule. At December 31, 1996, the Company had drawn down approximately $24.4 million under the facility. The Company has applied for an increase in this facility to accommodate the growth in the lease contract portfolio. The GECC Facility is automatically renewed annually unless GECC provides the Company with notice of termination 90 days prior to such renewal date.
   The Congress Facility and the GECC Facility (collectively, the "Revolving Credit Facilities") are also subject to certain financial and operational covenants that are similar to those imposed under the Warehouse Facility.
   Revolving Line of Credit Facility. During September 1996, the Company entered into a one-year, $3.5 million revolving line of credit (the "LOC Facility") with a private third party. The LOC Facility was subsequently increased to $9.5 million and is renewable at the lender's discretion for an additional one-year period, provided that the Company meets certain conditions. The LOC Facility bears interest at a fixed rate of 13% to 14% with interest payable monthly. The LOC Facility is secured by certain loan contracts. As of December 31, 1996, the Company had drawn down approximately $4.7 million under this facility.
   Specialized Borrowing Facility. The Company historically has secured a significant amount of its financing through borrowings classified as debt participation agreements in which the Company has sold an undivided interest, typically 80% to 90%, in portfolios of receivables to financial institutions and individual lenders on a full-recourse basis. As of December 31, 1996, the Company had an existing series of borrowings under a specialized borrowing facility (the "Specialized Borrowing Facility") with Fairfax Savings, a Federal Savings Bank ("Fairfax") in the approximate amount of $3.1 million. Approximately $2.6 million of the Fairfax financing has been used to acquire contracts. Borrowings under this facility are subject to interest at prime plus 2.5% fixed at the time of financing. Approximately $500,000 of the remaining advances under the Specialized Borrowing Facility were used to acquire bulk purchase portfolios prior to 1995. These amounts are subject to interest at fixed rates from 10% to 13.5%, respectively.

   In general, under the terms of the participation agreements, the lender's principal advance is repaid in proportion to the principal received from the underlying collateral. Interest on the outstanding principal balance of the advance is due monthly. Collections received in excess of the principal and interest due Fairfax are allocated to a restricted cash reserve account on deposit with Fairfax until certain specified balances are maintained, generally calculated as a percentage of the outstanding balance of the advance. Any remaining collections are paid to the Company.
   Short-Term Financing. During the fourth quarter of 1996, Mr. Robert R. Bartolini, Chairman and Chief Executive Officer, made advances to the Company in an aggregate amount of $2,413,869, at a fixed interest rate of 11%. During December 1996, the Company entered into a $2 million secured short-term note with a private third party. Both short-term financings were repaid by December 31, 1996 from the net proceeds of an underwritten secondary offering of Common Stock which was concluded in December 1996.
   Private Placement of Convertible Subordinated Debentures, Warrants and Common Stock. The Company has secured a significant component of its capital through the private placement of equity and debt securities. During the period from April 1995 through September 1996, the Company issued: (i) 176,500 shares of its Common Stock, which yielded net proceeds of approximately $2.1 million; (ii) $38.8 million principal amount of convertible subordinated debentures (the "Debentures"); and (iii) 2,913,625 common stock purchase warrants (the "Warrants"). The Warrants were issued to Debenture holders in connection with the sale of the Debentures, to certain consultants and advisors in consideration for financial advisory services, and to certain members of the Board of Directors in connection with joining the Board.
   Of the outstanding Debentures, the Company concluded institutional placements of $10 million principal amount of 9% Debentures with 675,000 Warrants in April 1996, and $5 million principal amount of 10% Debentures with 62,500 Warrants in September 1996.
   Through March 25, 1997, an aggregate of approximately $14.8 million principal amount of the Debentures was converted into 1,644,669 shares of Common Stock. The principal amount and accrued interest due under the remainder of the Debentures is convertible into shares of Common Stock (at the option of the holders thereof) at conversion prices ranging from $7.50 to $11.00. The conversion price of certain Debentures is subject to decrease by virtue of price protection and adjustment features contained in such Debentures.

                                    FOURTEEN

                                                        NAL Financial Group Inc.

   The following table provides a summary of the Company's outstanding
Debentures(1).

         Principal                                      Maturity           Interest           Conversion               Shares
            Amount            Issue Date                    Date               Rate             Price(2)          Issuable(3)
      -----------------------------------------------------------------------------------------------------------------------
       $ 1,800,000             Nov. 1995                May 1997                 9%               $11.00              185,727
         1,700,000             Dec. 1995               Jun. 1997                 9%                11.00              175,371
        10,000,000             Apr. 1995               Oct. 1997                 9%                 7.50            1,513,333
         2,000,000             Jul. 1995               Apr. 1998                 9%                 9.00              276,389
         1,000,000             Aug. 1995               Apr. 1998                 9%                 9.00              137,333
         5,000,000             Sep. 1996               Sep. 1998(4)             10%(4)              7.50              666,667
         2,500,000             Jan. 1996               Jan. 1999                 9%                11.00              288,637
       -----------                                                                                                  ---------
       $24,000,000                                                                                                  3,243,457
       -----------                                                                                                  ---------

(1) Reflects information as of March 25, 1997.
(2) These Debentures are convertible into shares of the Company's Common Stock at the lesser of the amount indicated and a discount to the market price of the Company's Common Stock, which ranges from 75% to 85% pursuant to the terms of the Debentures. If such Debentures were converted based upon a market price of $3.375, the Company would be caused to issue up to an additional 5,811,570 shares of Common Stock.
(3) Represents shares of Common Stock issuable upon conversion of the Debentures (principal and interest at maturity) at their stated conversion price.
(4) These Debentures bear interest at a rate of 10% for 2 years and at a rate of 9% thereafter. Maturity is subject to extension by the holder.
   As of March 25, 1997, the Company had $24 million principal amount of Debentures outstanding with maturity dates as follows: (i) $1.8 million in May 1997; (ii) $1.7 million in June 1997; (iii) $10 million in October 1997; (iv) $3 million in April 1998; (v) $5.0 million in September 1998 (subject to extension by holder); and (vi) $2.5 million in January 1999.
   The Company's liquidity and capital resources are affected by the trading price of the Company's Common Stock. In view of the recent adverse publicity affecting the non-prime loan market and the decline in the trading price of the Company's Common Stock, management is uncertain as to the likelihood that the holders of the Debentures will convert at their scheduled maturity date. If such Debenture holders decide not to convert, the Company would be required to allocate $13.5 million in liquidity and capital resources towards repayment of principal on such Debentures during 1997.
   The Company has issued 2,913,625 Warrants at exercise prices between $7.50 and $15.00. To date, none of the Warrants have been exercised. If exercised, the Company would receive aggregate gross proceeds of approximately $29.7 million. The exercise price of certain Warrants and the proceeds thereof are subject to decrease by virtue of price protection and adjustment features contained in such Warrants.
   The following table provides a summary of outstanding Warrants (1).

Issue Date                          Expiration Date          Exercise Price    Shares Issuable(2)      Proceeds to the Company(3)
---------------------------------------------------------------------------------------------------------------------------
Apr.-Aug. 1995                      Apr. 1998                       $  9.00             1,360,000                     $12,240,000
Nov.-Dec. 1995                      Nov.-Dec. 1998                    13.50                87,500                       1,181,250
Nov. 1995-Feb. 1996                 Nov. 1998-Feb. 1999         14.00-14.38               282,500                       3,962,500
Jul.-Aug. 1995                      Jul.-Aug. 1998              12.00-12.30                62,500                         765,000
Jul.-Dec. 1995                      Jul.-Dec. 1998                    15.00               363,625                       5,454,375
Mar. 1996                           Mar. 1999                         11.50                20,000                         230,000
Apr. 1996                           Apr. 1999                          7.50               615,000                       4,612,500
Apr. 1996                           Apr. 2001                          7.50                60,000                         450,000
Sep. 1996                           Sep. 2001                          7.50               113,500                         851,250
                                                                                        -----------------------------------------
                                                                                        2,964,625(4)                  $29,746,875(5)
                                                                                        -----------------------------------------

(1) Reflects information as of March 25, 1997.
(2) Represents shares of Common Stock issuable upon exercise of the Warrants.
(3) Represents proceeds to the Company upon the exercise of the Warrants.
(4) Includes 40,000 Warrants in the aggregate issued to Mr. DeVoe and Mr. Jones in connection with joining the Board of Directors.
(5) Includes proceeds of $517,500 from Warrants issued to Mr. DeVoe and Mr. Jones. See Footnote 4.

   Exercise of the Warrants is largely a function of the spread between the trading price of the Company's Common Stock and the exercise price of the Warrants. Thus, there can be no assurances that the future trading prices of the Company's Common Stock will be sufficient to encourage the exercise of a material number of the Warrants in the near term, if at all.
   Exercise of the Warrants is also a function of other factors such as the term of the Warrant and any associated rights of redemption. Substantially all of the outstanding Warrants remain outstanding until 1998 and 1999, and some remain outstanding until 2001. In addition, certain of the Warrants contain features that permit redemption (at $.001 per Warrant) based upon average trading prices of the Company's Common Stock between $15 and $25. Any call for redemption will have the likely effect of causing the exercise of these Warrants.
   Securitization of Loan Contracts. Securitization of loan contracts is an integral part of the Company's continuing financing strategy. Securitization:
(i) provides a lower cost of


                                    FIFTEEN

NAL Financial Group Inc.

financing; (ii) allows the Company to increase its liquidity; (iii) provides for redeployment of capital; (iv) reduces risks associated with interest rate fluctuations; (v) reduces credit risk; and (vi) properly matches the duration of the financing to the assets financed. The Company uses the net proceeds from a securitization to repay the advances outstanding under its Warehouse Facility, thereby creating availability to purchase additional loan contracts. Through March 26, 1997, the Company completed six securitization transactions totaling approximately $370.8 million.
   The following is a summary of the basic structure of the Company's securitization transactions through March 1997. There can be no assurances, however, that the Company will continue to use this structure for future securitization transactions.
   The Company transfers a pool of loan contracts to a trust (the "Trust"), which simultaneously issues one or more classes of securities (the "Securities") backed by the assets of the Trust. The assets of the Trust include the loan contracts and a reserve account. Initially, the Company makes a deposit into the reserve account; and thereafter it maintains the reserve account at certain levels (the "Maintenance Level") during the life of the securitization by depositing certain cash flows from the Trust that the Company would otherwise have received. The Company continues to service the loan contracts and earns a contractual servicing fee, currently equal to 3.0% per year (the "Contractual Servicing Fee").
   The Securities were rated "A," "BBB" and "BB" in the first three securitization transactions and "A" and "BBB" in the last two securitizations by Duff & Phelps Credit Rating Co. and Fitch Investors Service, L.P., and are sold to investors in a private offering. These Securities carry fixed interest rate coupons, payable quarterly. Generally, all collections of interest and principal from loan contracts are used to pay interest due on the Securities and to reduce the principal balance of the Securities. Collections of interest in excess of that required to pay for (i) the interest due on the Securities, (ii) ongoing fees and expenses of the Trust, and (iii) the Contractual Servicing Fees (the "Excess Servicing Cash Flows") are deposited into the reserve account only to the extent necessary to maintain it at the required Maintenance Level. The remaining Excess Servicing Cash Flows, if any, are paid to the Company. In the event that the collections of interest and principal from the loan contracts are not sufficient to cover the required distributions of interest and principal on the Securities, the trustee may withdraw funds from the reserve account to make up for the shortfall.
   The Company recognizes a gain on sale of the loan contracts from the securitization in an amount equal to (i) the Excess Servicing Receivable from the Trust during the life of the securitization, plus (ii) the net proceeds received from the securitization less the aggregate book value of the loan contracts transferred to the Trust. The Excess Servicing Receivable represents the present value of the Excess Servicing Cash Flows after taking into account the Company's estimates for the net credit loss and prepayment on the loan contracts in the Trust.

   The gain on sale through securitization has been a significant component of the Company's revenues in each of the quarters in which the securitization transactions have been completed. Management believes that such gain on sale will continue to represent a significant source of the Company's revenues in all financial reporting periods in which the Company completes a securitization. If, for any reason whatsoever, the Company is unable to complete a securitization during a quarter, the Company's revenues for such period would decline. Also, failure to complete a securitization of the loan contracts or delays in completing such securitization could further subject the Company to interest rate risk since the Company finances the loan contracts through a floating interest rate Warehouse Facility.
   The Company continues to explore alternative structures for the securitization of its loan contracts in order to achieve a lower cost of financing and to maximize the net proceeds from the securitization. Management believes that it would lower the cost of financing by structuring the securitization in a manner that results in the issuance of triple-A rated Securities backed by the assets of the Trust, and then by selling such Securities in a public offering. However, there can be no assurance that the Company will be able to achieve this in the near future.
   Public Offering of Common Stock. In December 1996, the Company completed an underwritten, secondary public offering of 2,500,000 shares of Common Stock at $7.50 per share, which yielded net proceeds of approximately $17.6 million. In January 1997, the Company's underwriters exercised their over allotment option to purchase an additional 375,000 shares of Common Stock at $7.50 per share. The net proceeds to the Company from this sale was approximately $2.6 million.

Uses of Liquidity and Capital Resources
   Purchase and Financing of Contracts. Purchasing of contracts represents the most significant cash requirement. The Company funds the purchase price of loan contracts primarily through its warehouse and credit facilities. However, because advance rates under the these facilities generally provide for approximately 80% to 90% of the principal of loan contracts, the Company is required to fund the remainder of the purchase price with other available cash resources.
   The Company funds the purchase price of lease contracts primarily through the $25 million GECC Facility. At December 31, 1996, approximately $24.4 million was outstanding under the GECC Facility. The Company has applied for an increase in this facility to accommodate the growth in the lease contract portfolio. The Company has financed the acquisition of approximately $4 million of new lease contracts through equity capital at March 25, 1997. In addition, the Company is currently exploring other financing sources and alternatives relative to the acquisition of new lease contracts.

                                    SIXTEEN

                                                        NAL Financial Group Inc.

   The Company has acquired loans under its recourse loan program for which it is arranging permanent financing. At March 25, 1997, the Company had loans outstanding under the program totaling approximately $4.5 million which had been acquired using the Company's equity capital and for which it is negotiating permanent financing.
   Securitization of Loan Contracts. In connection with the Company's securitization of loan contracts, the Company is required to fund cash reserve accounts as credit enhancements to the transactions. The Company funds the reserve accounts through a combination of an initial cash deposit upon the close of each transaction, and through the capture of servicing fees and excess servicing cash flow until these reserve accounts reach predetermined levels. The amount of time required to fully fund each reserve account is dependent on numerous factors, including, but not limited to (i) the size of the initial deposit, (ii) the net interest rate spread, (iii) delinquencies and defaults, and (iv) liquidation of repossessed inventory. Currently, all of the reserve accounts related to the Company's securitizations are building to their required levels. Until such required level is achieved, however, the Company is prohibited from receiving its distribution of contractual and excess servicing cash flows. The Trusts had $14.1 million in restricted cash held in such reserve accounts at December 31, 1996.
   The predetermined level of each reserve account within the securitization trusts may be increased upon the occurrence of certain trigger events, which relate to delinquency, repossession or credit loss rates exceeding certain levels. Under the terms of the securitization transactions, the Company's right to receive cash flows is restricted until a higher level in the reserve account is achieved and/or the events that cause the trigger events cease to occur for a specified period. The occurrence of trigger events adversely affects the Company's liquidity. Three of the Company's securitizations have experienced trigger events. Accordingly, the Company's rights to receive contractual and excess servicing cash flows have been suspended from these three securitizations until such time as the trigger events and/or the required level of reserve account is achieved.
   Repossession Inventory. At December 31, 1996, the Company's level of inventory held for sale, including inventory held for securitizations, was approximately $5.9 million. The rate of liquidation of repossessed inventory impacts cash available to fund the Company's operations. In addition, the inventory turnover rate also impacts the ability to fund reserve accounts within the securitizations, and consequently, the excess cash available for ultimate distribution to the Company.
   Acquisition of SFI. In June 1996, the Company purchased certain assets constituting the business of SFI pursuant to the exercise of an option agreement entered into on August 1, 1995 for the purchase price of $1,000,000, plus 125,000 shares of the Company's Common Stock and options to purchase 65,000 shares of Common Stock at $6.00 per share. The option price of $250,000 paid on August 1, 1995 was credited against the purchase price. This acquisition was recorded utilizing the purchase method of accounting and the Company recognized goodwill in the amount of $3.8 million. In conjunction with the acquisition, the Company entered into a management agreement with the former principals of SFI and retained substantially all of its operating personnel. Since the acquisition, SFI has continued to generate loan contract volume comparable to historic levels. While management believes that such levels of contract volume will continue, there can be no assurances to that effect.
   Stockholder Financing. During June and December 1996, the Company repaid outstanding stockholder loans in the amount of approximately $2.9 million and $2.4 million, respectively.

EFFECTS OF INFLATION
   Inflationary pressures may have an effect on the Company's internal operations and on its overall business. The Company's operating costs are subject to general economic and inflationary pressures. Operating costs have increased during the past years due primarily to the expansion of the Company's operations. The Company's business is subject to risk of inflation. Significant increases in interest rates that are normally associated with strong periods of inflation may have an impact upon the number of individuals that are likely or able to finance the purchase or lease of an automobile.

RECENT ACCOUNTING PRONOUNCEMENTS
    In June 1996, the FASB issued Statement of Financial Accounting Standards No. 125 ("SFASNo. 125"), "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishment of liabilities based on a financial-components approach that focuses on control. SFAS No. 125 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996 and is to be prospectively applied. However, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS No. 125 and amendment of FASB Statement No. 125," defers, for one year, certain provisions of SFAS No. 125. This deferral does not include the provisions of SFAS No. 125 which relate to securitizations. Management does not anticipate a significant impact of the adoption of SFAS No. 125 on the Company's financial position and results of operations.
    In February 1997, the FASB issued Statement of Financial Accounting Standards No. 128, "Earnings per Share" ("SFAS No. 128) and Statement of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure," ("SFAS No. 129"). SFAS No. 128 establishes standards for computing and presenting earnings per share. SFAS No. 129 establishes standards for disclosing information about an entity's capital structure. These statements are effective for financial statements issued for periods ending after December 15, 1997. Management does not expect the adoption of these statements to have a significant impact on the financial position and results of operations of the Company.



                                   SEVENTEEN

NAL Financial Group Inc.

CONSOLIDATED BALANCE SHEETS
December 31, 1996 and 1995

                                                                                                          1996                1995
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Finance receivables                                                                           $  73,627,307        $103,885,207
   Less: reserves available for credit losses                                                       (5,851,595)         (2,671,001)
----------------------------------------------------------------------------------------------------------------------------------
     Finance receivables, net                                                                       67,775,712         101,214,206
----------------------------------------------------------------------------------------------------------------------------------
   Cash                                                                                              6,781,442             920,981
   Restricted cash                                                                                   1,237,065           1,031,734
   Accrued interest receivable                                                                         619,858           1,014,500
   Investment in operating leases, net                                                              14,822,361           4,054,613
   Automobile inventory, net                                                                         2,141,037           1,886,451
   Property and equipment, net                                                                       2,513,405           1,802,889
   Servicing receivables, net                                                                       41,598,078           5,544,553
   Goodwill, net                                                                                     3,535,258                  --
   Debt issue costs, net                                                                             2,114,337             856,736
   Other assets                                                                                      6,646,231           3,708,263
----------------------------------------------------------------------------------------------------------------------------------
         Total Assets                                                                             $149,784,784        $122,034,926
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
   Debt participation interests                                                                   $  3,145,186        $ 42,380,522
   Credit and warehouse facilities                                                                  52,022,782          33,428,946
   Convertible subordinated debt, net                                                               24,873,440          12,924,379
   Stockholder loans                                                                                        --           2,919,000
   Drafts payable                                                                                    2,866,909           2,593,098
   Deferred taxes                                                                                    5,798,689           1,603,587
   Accounts payable and accrued expenses                                                             2,090,617           1,046,884
   Other liabilities                                                                                 2,609,052           1,278,594
----------------------------------------------------------------------------------------------------------------------------------
         Total Liabilities                                                                          93,406,675          98,175,010
----------------------------------------------------------------------------------------------------------------------------------
Commitments and contingencies (Note 15)                                                                     --                  --
----------------------------------------------------------------------------------------------------------------------------------
Stockholders' Equity
   Preferred stock -- $1,000 par value:
     10,000,000 shares authorized, no shares issued                                                         --                  --
   Common stock -- $0.15 par value:
     50,000,000 shares authorized
     1996 -- 9,847,367 shares issued and outstanding
     1995 -- 6,699,987 shares issued and outstanding                                                 1,477,105           1,004,998
   Paid in capital                                                                                  43,303,003          18,524,706
   Retained earnings                                                                                11,598,001           4,330,212
----------------------------------------------------------------------------------------------------------------------------------
Total Stockholders' Equity                                                                          56,378,109          23,859,916
----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                                                        $149,784,784        $122,034,926
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.

                                    EIGHTEEN

                                                        NAL Financial Group Inc.

CONSOLIDATED STATEMENTS OF
OPERATIONS
For the Years Ended December 31, 1996 and 1995


                                                                                                          1996                1995
----------------------------------------------------------------------------------------------------------------------------------
Interest Income
   Finance charges and purchase discount accretion                                                $ 23,142,086         $15,680,198
   Interest expense                                                                                (10,953,694)         (7,361,527)
----------------------------------------------------------------------------------------------------------------------------------
     Net interest income before provision for credit losses                                         12,188,392           8,318,671
   Provision for credit losses                                                                      (5,477,291)         (2,762,273)
----------------------------------------------------------------------------------------------------------------------------------
     Net interest income after provision for credit losses                                           6,711,101           5,556,398
----------------------------------------------------------------------------------------------------------------------------------
Other Income
   Gain on sale of contracts                                                                        19,872,389           4,600,721
         Servicing fees, net 1,699,493 100,288
   Insurance fees                                                                                    2,915,805             547,894
   Other fees                                                                                        3,497,425           2,003,315
----------------------------------------------------------------------------------------------------------------------------------
     Total other income                                                                             27,985,112           7,252,218
----------------------------------------------------------------------------------------------------------------------------------
Operating and Other Expenses
   Salaries and employee benefits                                                                   10,238,865           2,551,486
   Depreciation and amortization                                                                     1,867,181           1,298,866
   Occupancy expense                                                                                 1,086,939             448,625
   Professional and consulting services                                                              2,033,764             723,620
   Telecommunications expense                                                                        1,084,658             343,568
   Other operating expenses                                                                          6,185,301           2,439,066
   Non-cash charge for the release of escrow shares                                                    300,764             280,000
----------------------------------------------------------------------------------------------------------------------------------
     Total operating and other expenses                                                             22,797,472           8,085,231
----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                                                          11,898,741           4,723,385
Provision for income taxes                                                                           4,630,952           1,926,321
----------------------------------------------------------------------------------------------------------------------------------
Net Income                                                                                        $  7,267,789         $ 2,797,064
----------------------------------------------------------------------------------------------------------------------------------
Primary net income per common and common equivalent share                                                $0.94               $0.45
----------------------------------------------------------------------------------------------------------------------------------
Fully diluted net income per common and common equivalent share                                          $0.86               $0.45
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.

                                    NINETEEN

NAL Financial Group Inc.

CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY
For the Years Ended December 31, 1996 and 1995


                                     Preferred Stock              Common Stock
                                     ---------------       -------------------------                                          Total
                                                 Par                             Par         Paid in        Retained   Stockholders'
                                     Shares    Value          Shares           Value         Capital        Earnings          Equity
-----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1994               --      $--       5,592,968      $  838,945     $ 8,483,714     $ 1,533,148     $10,855,807
Issuance of stock                        --       --         176,500          26,475       2,074,475              --       2,100,950
Issuance of warrants                     --       --              --              --         397,167              --         397,167
Conversion of subordinated debt          --       --         930,519         139,578       7,289,350              --       7,428,928
Release of escrow shares                 --       --              --              --         280,000              --         280,000
Net income                               --       --              --              --              --       2,797,064       2,797,064
-----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1995               --       --       6,699,987       1,004,998      18,524,706       4,330,212      23,859,916
Issuance of stock                        --       --       2,500,000         375,000      16,492,352              --      16,867,352
Issuance of warrants                     --       --              --              --         162,750              --         162,750
Acquisition of SFI                       --       --         125,000          18,750       2,234,910              --       2,253,660
Conversion of subordinated debt          --       --         522,380          78,357       5,587,521              --       5,665,878
Release of escrow shares                 --       --              --              --         300,764              --         300,764
Net income                               --       --              --              --              --       7,267,789       7,267,789
-----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1996               --      $--       9,847,367      $1,477,105     $43,303,003     $11,598,001     $56,378,109
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.


                                     TWENTY

                                                        NAL Financial Group Inc.

CONSOLIDATED STATEMENTS OF
CASH FLOWS
For the Years Ended December 31, 1996 and 1995

                                                                                                          1996                1995
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
   Net income                                                                                  $     7,267,789      $    2,797,064
   Adjustments to reconcile net income to
     net cash used in operating activities:
       Accretion of discount                                                                                --            (654,124)
       Provision for loan losses                                                                     5,477,291           2,762,273
       Depreciation and amortization                                                                 2,820,138           1,120,109
       Amortization of servicing receivables                                                         4,916,158                  --
       Depreciation of vehicles under operating leases                                               1,003,139             325,040
       Gain on sale of contracts                                                                   (19,872,389)         (4,600,721)
       Purchase of automobile finance contracts                                                   (308,993,904)       (154,866,844)
       Proceeds from securitization of automobile finance contracts                                278,765,614          37,511,237
       Repayments of participations and credit facilities                                         (305,794,625)        (81,870,973)
       Proceeds from participations and credit facilities                                          284,994,869         135,178,400
       Proceeds from servicing receivables                                                           3,009,972                  --
       Non-cash charge for the release of escrow shares                                                300,764             280,000
   Changes in assets and liabilities:
     Increase in servicing receivables                                                             (10,339,809)         (5,544,553)
     (Increase) decrease in restricted cash                                                           (205,331)             29,307
     Increase in other assets                                                                       (2,611,375)         (3,414,319)
     Decrease (increase) in accrued interest receivable                                                394,642            (846,808)
     Increase in drafts payable                                                                        273,811           2,593,098
     Increase in accounts payable and accrued expenses                                                 873,918             825,631
     Increase in other liabilities                                                                   1,276,437             627,505
     Increase in deferred taxes                                                                      4,195,102           1,493,127
----------------------------------------------------------------------------------------------------------------------------------
Net cash used in operating activities                                                              (52,247,789)        (66,255,551)
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Cash paid for purchase of Special Finance Inc.                                                     (750,000)           (250,000)
   Proceeds from sale of loan pools                                                                         --          12,514,061
   Purchase of operating lease vehicles                                                            (13,184,671)         (3,400,690)
   Payments received on automobile finance contracts                                                33,811,083          22,042,555
   Payments received on consumer finance contracts                                                     713,751           1,996,335
   Purchase of consumer finance contracts                                                              (10,402)         (1,050,549)
   Payments received on mortgage finance contracts                                                     523,743           2,587,063
   Proceeds from sale of automobile inventory                                                        9,710,680           8,845,103
   Purchase of property and equipment                                                               (1,008,773)         (1,535,671)
----------------------------------------------------------------------------------------------------------------------------------
Net cash provided by investing activities                                                           29,805,411          41,748,207
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Proceeds from issuance of common stock                                                           16,867,352           2,100,950
   Proceeds from issuance of subordinated debentures                                                17,500,000          21,338,728
   Payment of debt issue costs                                                                      (2,940,543)         (1,532,707)
   Net (repayments) borrowings from stockholder                                                     (3,123,970)          2,856,506
----------------------------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                                                           28,302,839          24,763,477
----------------------------------------------------------------------------------------------------------------------------------
Increase in cash                                                                                     5,860,461             256,133
Cash, beginning of year                                                                                920,981             664,848
----------------------------------------------------------------------------------------------------------------------------------
Cash, end of year                                                                              $     6,781,442      $      920,981
----------------------------------------------------------------------------------------------------------------------------------
Supplemental disclosures of cash flow information:
Cash paid during the year for interest                                                         $     9,251,670      $    6,443,859
----------------------------------------------------------------------------------------------------------------------------------
Cash paid during the year for taxes                                                            $       835,475      $      491,558
----------------------------------------------------------------------------------------------------------------------------------
Supplemental schedule of non-cash investing and financing activities:
Conversion of subordinated debt                                                                $     5,665,878      $    7,428,928
----------------------------------------------------------------------------------------------------------------------------------
Net transfers to automobile inventory                                                          $     9,428,192      $   11,742,181
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.


                                   TWENTY-ONE

NAL Financial Group Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS
December 31, 1996 and 1995

1. ORGANIZATION AND NATURE OF OPERATIONS
   NAL Financial Group Inc. (the "Company") is a consumer finance company, specializing in the origination, purchase, securitization and servicing of automobile loan and lease receivables from franchised and independent automotive dealers in 23 states. The Company's borrowers generally would not be expected to qualify for traditional financing such as that provided by commercial banks or automobile manufacturers' captive finance companies. Loans originated are subsequently sold through asset backed securitization transactions.
   The Company completed its initial securitization during December 1995. In a securitization, the Company creates securities backed by automotive finance contracts and sells these securities in privately placed transactions. Purchasers of the securities receive a pass-through rate of interest set at the time of sale and the Company receives a base servicing fee for its servicing efforts. In addition, the Company is entitled to certain excess servicing fees which represent collections on the contracts in excess of those required to pay investor principal and interest and the base servicing fee.
   The Company operates its business through two wholly-owned subsidiaries, NAL Acceptance Corporation ("NAC") and NAL Mortgage Corporation. The principal operations of the Company are conducted through NAC; NAL Mortgage Corporation is inactive.

2. ACCOUNTING POLICIES
   A summary of the significant accounting policies followed in the preparation of the accompanying financial statements is presented below:

Principles of Consolidation
   The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany transactions have been eliminated.

Revenue Recognition
   Interest income consists of both contractual interest and purchase discount accretion and is recognized over the contractual term of the finance contracts using the interest method. Purchase discount represents the differential, if any, between the amount financed on a loan contract and the price paid by the Company to acquire the loan contract, net of any acquisition costs. Any discount on loan contracts which management considers necessary to absorb future credit losses is allocated to the reserves available for credit losses. The remaining portion of the discount, if any, is recognized as interest income as described above.
   Revenue from operating leases is recognized as rental revenue on a straight-line basis over the lease term.

   Accrual of interest income ceases the earlier of when a contract becomes delinquent by 90 days or the underlying collateral is repossessed. At December 31, 1996 and 1995, the Company had approximately $2,300,000 and $2,800,000, respectively, in non-accrual finance contracts. Had these contracts been on full accrual, approximately $195,000 and $236,000 would have been recognized to earnings for the years ended December 31, 1996 and 1995, respectively.
   Servicing fees are reported as income when earned, net of the related amortization of servicing receivables. Net servicing fees may be reduced from those that are contractually due if the Company believes that estimated future cash flows would be insufficient to recover the carrying value of the servicing receivables. Servicing costs are charged to expense as incurred.
   Late charges and other miscellaneous fees are credited to income as earned. Fees from the resale of guaranteed asset protection ("GAP") policies are non-rebatable and recognized as earnings in the current period.

Finance Receivables and Reserves Available for Credit Losses
   The Company purchases contracts from dealers at discounts pursuant to a financing program that bases the level of discount on, among other things, the credit risk of the borrower. As discussed above, the portion of the discount on automobile finance contracts required to absorb future credit losses, based on management's assessment, is allocated to the reserves available for credit losses.
   As part of the Company's financing program with dealers, agreements are entered into whereby holdbacks are established to protect the Company from potential losses. Pursuant to the agreements, when the Company acquires contracts, it withholds a portion of the proceeds from the dealers to absorb credit losses. Holdback amounts are refunded to the dealers if the contract performs throughout its term.
   In cases where the purchase discount and/or dealer holdbacks are not adequate to cover potential losses, the Company establishes an allowance for losses by charging a provision against earnings.
   The combined allowance, discount and dealer holdbacks available for credit losses are maintained at an amount considered by management to be adequate to absorb potential credit losses based upon an evaluation of known and inherent risks in the portfolios. Management's periodic evaluation is based upon a "static pool analysis" which takes into consideration both the timing and severity of losses experienced by both the Company and the industry. Future adjustments to the reserve may be necessary if conditions differ substantially from the assumptions used in making the evaluation.

                                   TWENTY-TWO

                                                        NAL Financial Group Inc.

   The Company charges off delinquent automobile and consumer receivables upon the earlier of repossession or 150 days of delinquency. Recovery of charged-off balances begins with the Company's collection specialists. If results are not obtained within a reasonable time frame, the account may be turned over to a collection agency or an attorney for action, including wage garnishment, judgement and asset search.

Restricted Cash
   Restricted cash consists of funds held in a deposit account pursuant to a servicing agreement with Fairfax Savings Bank, a participant in certain loan contracts. The restricted cash represents collections from customers and is settled monthly with its participant.

Investment in Operating Leases
   Operating automobile leases to third parties are originated by dealers and acquired by the Company, which assumes ownership of the vehicle. Vehicles held under operating lease agreements are recorded at cost and depreciated on a straight-line basis over the lease term to the estimated residual value.

Automobile Inventory
   Vehicles acquired through repossession, or termination of a lease, are valued at the lower of the unpaid principal balance or market value at the date of repossession.

Debt Issue Costs
   Debt issue costs are capitalized and amortized to operations on a straight line basis over the life of the related debt, which currently approximates one to three years.

Property and Equipment
   Property and equipment is stated at cost, less accumulated depreciation. Depreciation is computed using the straight line method over the estimated useful lives of the related assets.

Servicing Receivables
   Servicing receivables consist of excess servicing receivables, servicing fee receivables and cash and cash equivalents in the trusts.
   Excess servicing receivables ("ESR") result from the sale of loan contracts on which the Company retains servicing rights and a portion of the excess cash flows. ESR's are determined by computing the difference between the weighted average yield of the contracts sold and the yield to the purchaser, adjusted for the normal servicing fee based on the agreements between the Company and the purchaser. The resulting differential is recorded as a gain in the period of the sale equal to the present value of the estimated cash flows, and adjusted for anticipated prepayments, repossessions, liquidations and other losses. The excess servicing cash flows over the estimated remaining life of the contracts have been calculated using estimates for prepayments, losses (charge-offs) and discount rates, which the Company expects market participants would use for similar instruments.
   Servicing fee receivables represent servicing fees earned but not yet paid to the Company relating to the securitization trusts.
   The Company is a party to agreements for the sale of the Company's loan contracts through asset backed securitization transactions. The terms of the agreements provide that the Company make cash contributions, as credit enhancements, equal to a specified percentage of the aggregate principal balance of the loans sold. The Company deposits the cash to an account held by a trustee, which in turn invests the cash in high-quality liquid securities. Generally, all collections of interest and principal from loan contracts are used to pay interest due on the notes and certificates (the "Securities") and to reduce the principal balance of the Securities. Collections of interest in excess of that required to pay for (i) the interest due on the Securities, (ii) ongoing fees and expenses of the securitization trust, and (iii) the contractual servicing fees (the "Excess Servicing Cash Flows") are deposited into the reserve account only to the extent necessary to maintain it at the required maintenance level. The remaining Excess Servicing Cash Flows, if any, are paid to the Company. In the event that the collections of interest and principal from the loan contracts are not sufficient to cover the required distributions of interest and principal on the Securities, the trustee may withdraw funds from the reserve account to make up for the shortfall.

Goodwill
    Goodwill relating to the acquisition of Special Finance, Inc. was recorded for approximately $3.8 million. Amortization is computed on a straight line basis over seven years. (See Note 11.)

Income Taxes
   The Company and its subsidiaries file a consolidated federal income tax return.
   The Company utilizes an asset and liability approach to account for income taxes on a current and deferred basis using current income tax rates. Deferred income tax assets are recognized for temporary differences that will result in deductible amounts in future years. Deferred income tax liabilities are recognized for temporary differences that will result in taxable amounts in future years.

Concentration of Credit Risk
   The Company considers its primary market area for automotive financing activities to be the southeast United States. The properties collateralizing the other loan receivable portfolios are located primarily throughout the eastern United States, Texas and California. Although the Company has a diversified loan portfolio, a substantial portion of its debtors' abilities to honor their obligations to the Company is dependent upon the economic stability of these areas.

                                  TWENTY-THREE

NAL Finance Group Inc.

Interest Rate Risk
   Contract acquisitions are funded primarily through participations, credit and warehouse facilities. The participations and credit facilities bear interest at fixed rates tied to the prime rate at the time of borrowing and the durations are determined by the durations of the related contracts since the proceeds of the obligor payments are applied to the repayment of the participations. The warehouse facility bears interest at a variable rate tied to LIBOR and the duration is determined by the timing of the Company's securitization transactions. Contract acquisitions financed by this facility are warehoused pending securitization. Upon completion of a securitization, any remaining amounts due associated with the contracts securitized are repaid along with unpaid interest.

Liquidity
   The Company's business requires substantial cash to support the growth of loan production and operations. In general, the Company finances the purchase of loans through various credit and warehouse facilities. The Company funds through these facilities between 80% and 90% of the principal balance of the loan contract and funds the remainder of the purchase price through its capital. The Company generates negative cash flow from operations and expects to continue to do so as long as it continues to experience significant growth in its loan portfolio. As the Company continues to increase the volume of loan contracts purchased, it must secure additional capital to support its growth. The Company's ability to continue to purchase new contracts is dependent on its continued sale of contracts in the asset backed securities ("ABS") or other markets. Failure to secure additional capital or to consummate securitizations and other sales transactions may result in a significant adverse effect on the Company's financial position and results of operations.

Earnings Per Share
   Earnings per common share are computed based on the weighted average number of common and common equivalent shares outstanding during the period. The weighted average number of shares of common and common equivalent shares outstanding used to compute primary and fully diluted earnings per share was 8,193,394 and 10,587,451, respectively, for the year ended December 31, 1996, and 6,200,362 for the year ended December 31, 1995.

Use of Estimates
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that are particularly susceptible to significant change in the near term are the adequacy of reserves available for credit losses, prepayment and estimated losses related to the estimated future cash flows utilized to calculate servicing receivables, the realization of estimated residual values on direct finance leases and the realization of automobile inventory.

Recent Accounting Pronouncements

   In June 1996, the FASB issued Statement of Financial Accounting Standards No. 125 ("SFAS No. 125"), "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishment of liabilities based on a financial components approach that focuses on control. SFAS No. 125 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996 and is to be prospectively applied. However, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125 and amendment of FASB Statement No. 125," which defers, for one year, certain provisions of SFAS No. 125. This deferral does not include the provisions of SFAS No. 125 which relate to securitizations. Management does not expect the adoption of SFAS No. 125 to have a significant impact on its financial position and results of operations of the Company.

   In February 1997, the FASB issued Statement of Financial Accounting Standards No. 128, "Earnings per Share," ("SFAS No. 128") and Statement of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure" ("SFAS No. 129"). SFAS No. 128 establishes standards for computing and presenting earnings per share. SFAS No. 129 establishes standards for disclosing information about an entity's capital structure. These statements are effective for financial statements issued for periods ending after December 15, 1997. Management does not expect the adoption of these statements to have a significant impact on the financial position and results of operations of the Company.

Reclassification
   Certain 1995 amounts have been reclassified to conform with current year presentation.

                                  TWENTY-FOUR

                                                        NAL Financial Group Inc.

3. FINANCE RECEIVABLES
   Finance receivables at December 31, 1996 and 1995 consists of the following:

December 31,                                1996           1995
---------------------------------------------------------------
Automobile finance contracts:
Held in portfolio:
Direct finance lease payments        $17,846,305   $ 16,361,733
Estimated residual values             11,992,264      9,170,719
---------------------------------------------------------------
   Total direct finance lease         29,838,569     25,532,452
   Less: Unearned interest            (8,089,922)    (7,069,448)
---------------------------------------------------------------
   Total direct finance leases, net   21,748,647     18,463,004
---------------------------------------------------------------
Loan contracts                         6,843,094     17,080,482
Loan contracts with recourse           3,275,608     29,226,018
---------------------------------------------------------------
   Total loan contracts               10,118,702     46,306,500
---------------------------------------------------------------
Total held in portfolio               31,867,349     64,769,504
   Plus: Deferred costs (unearned fees)  133,897       (123,322)
---------------------------------------------------------------
Total held in portfolio, net          32,001,246     64,646,182
Held for sale                         27,800,892     21,685,000
Advances to dealers                   10,984,503     13,459,454
---------------------------------------------------------------
Total automobile finance contracts    70,786,641     99,790,636
Total consumer finance contracts, net  1,610,486      2,289,503
Total mortgage finance contracts, net  1,230,180      1,805,068
---------------------------------------------------------------
Finance receivables                  $73,627,307   $103,885,207
----------------------------------------------------------------


   The Company has entered into arrangements with certain of its dealers and other origination sources by which the Company may require a partial reimbursement for credit losses sustained on contracts purchased from these sources.
   The Company services automobile finance contracts for others of approximately $249 million and $48 million as of December 31, 1996 and 1995, respectively.
   Automobile finance contracts are collateralized primarily by the related automobiles and the related security deposits on leases. These contracts are pledged as security under various debt agreements.
   Loan contracts held in portfolio are stated at cost as the Company has the ability and presently intends to hold the portfolio to maturity. Lease contracts are also stated at cost as the Company has the ability to hold them to maturity and currently has no plans for disposition prior to maturity. Contracts held for sale are contracts pending securitization and are stated at the lower of cost or estimated fair value on an aggregate basis.
   Advances to dealers represent amounts funded by the Company to automobile dealerships which are collateralized by loan and lease receivables of the dealers, totalling approximately $14,107,000 and $18,106,000 at December 31, 1996 and 1995, respectively. These advances bear interest at fixed rates, or at variable rates subject to certain minimum percentages. The duration of these advances is determined by the duration of the related collateralized loan and lease receivables.

   At December 31, 1996, contractual maturities of finance receivables are as follows:



                                        1997           1998            1999          2000          2001    Thereafter          Total
------------------------------------------------------------------------------------------------------------------------------------
Automobile:
Direct finance leases            $ 7,040,707    $11,332,947     $ 8,996,996    $2,437,755      $ 30,164      $     --    $29,838,569
Loan contracts                     2,873,634      2,865,786       2,439,310     1,459,887       471,943         8,142     10,118,702
Advances to dealers                3,771,339      4,560,193       2,477,550       171,484         3,937            --     10,984,503
------------------------------------------------------------------------------------------------------------------------------------
                                  13,685,680     18,758,926      13,913,856     4,069,126       506,044         8,142     50,941,774
Consumer                             447,909        301,336         235,768        99,491        93,859       471,272      1,649,635
Mortgage                             424,443        163,773          74,164       217,895        66,551       407,229      1,354,055
------------------------------------------------------------------------------------------------------------------------------------
                                 $14,558,032    $19,224,035     $14,223,788    $4,386,512      $666,454      $886,643    $53,945,464
------------------------------------------------------------------------------------------------------------------------------------

   Included in the total above are fully matured consumer and mortgage loans totaling $104,314 and $287,884, respectively, at December 31, 1996 which were purchased by the Company at a substantial discount and are considered non-performing. The Company has a net investment of approximately $45,000 and $142,000 in these loans at December 31, 1996, respectively. The mortgage loans are pledged as security for the participations.
   It is the Company's experience that generally a portion of the portfolios are repaid before the contractual maturity dates. Accordingly, the above tabulation is not to be regarded as a forecast of the timing of future cash collections. Additionally, this tabulation assumes liquidation of the residual values upon expiration of the leases.

4. RESERVES AVAILABLE FOR CREDIT LOSSES
   Changes in reserves available for credit losses for the years ended December 31, 1996 and 1995, consisted of the following:

                                                   1996         1995
--------------------------------------------------------------------
Balance at beginning of period            $   2,671,001  $   305,000
Additions:
Provision charged to income                   5,477,291    2,762,273
Purchase discount                            11,324,197    3,935,752
Refundable dealer reserve                       458,214      527,258
Reserve established from acquisition of SFI     686,000            --
Reductions:
Charge-offs, net of recoveries              (10,061,715)  (2,648,746)
Release of reserves upon securitization
   of automobile contracts                   (4,628,083)  (2,188,280)
Refund of dealer reserve                        (75,310)     (22,256)
--------------------------------------------------------------------
Balance at end of period                  $   5,851,595  $ 2,671,001
--------------------------------------------------------------------

                                  TWENTY-FIVE

NAL Financial Group Inc.

   The Company allocated approximately $11 million and $4 million in purchase discount to the reserves available for credit losses during 1996 and 1995, respectively, which represents management's estimate of the amount necessary to absorb future credit losses on automobile finance contracts.
   On a periodic basis, the Company evaluates the adequacy of the reserves available for credit losses by analyzing loan and lease contracts using a "static pool analysis" in which the historical charge-offs are stratified according to origination date. This analysis takes into consideration historical loss experience, seasoning of the contracts, and other relevant factors. Should management deem the level of reserves for credit losses to be inadequate, an additional provision for credit losses will be recorded to increase the allowance for credit losses and, therefore, increase the overall level of the reserves available for credit losses.

5. INVESTMENT IN OPERATING LEASES

December 31,                                  1996         1995
---------------------------------------------------------------
Vehicles held under operating
   leases, at cost                     $16,021,996   $4,449,451
Less: Accumulated depreciation          (1,199,635)    (394,838)
---------------------------------------------------------------
                                       $14,822,361   $4,054,613
---------------------------------------------------------------

   At December 31, 1996, future minimum rental revenue on operating leases are as follows:

         1997                                $2,832,412
         1998                                 2,623,758
         1999                                 2,305,183
         2000                                 1,421,775
         ----------------------------------------------
                                             $9,183,128
         ----------------------------------------------

6. PROPERTY AND EQUIPMENT
   Property and equipment at December 31, 1996 and 1995 consists of the following:

                                      Amount
                               -------------------            Estimated
                               1996           1995           useful life
------------------------------------------------------------------------
Furniture, fixtures and
   office equipment      $3,305,994     $2,158,928            5-10 years
Less: Accumulated
   depreciation            (792,589)      (356,039)
--------------------------------------------------
                         $2,513,405     $1,802,889
--------------------------------------------------

7. SERVICING RECEIVABLES
   The Company's servicing receivables at December 31, 1996 and 1995 consist of the following projected cash flows:

                                              1996         1995
---------------------------------------------------------------
Contractual principal and
   interest payments                 $ 236,583,036 $ 35,163,958
Estimated prepayments                   79,193,816   16,878,386
Estimated future reinvestment income     3,694,207      195,079
---------------------------------------------------------------
Cash inflows                           319,471,059   52,237,423
---------------------------------------------------------------
Scheduled principal and
   interest payments to investors     (265,307,870) (43,591,916)
Reserve for estimated net losses       (13,745,796)  (2,006,891)
Deferred servicing income              (11,949,935)  (2,066,678)
Discount to present value               (5,956,650)    (832,561)
---------------------------------------------------------------
Cash outflows                         (296,960,251) (48,498,046)
---------------------------------------------------------------
Excess servicing receivables, net       22,510,808    3,739,377
Servicing fee receivables                5,041,966      100,288
Cash and cash equivalents               14,045,304    1,704,888
---------------------------------------------------------------
Servicing receivables, net           $  41,598,078 $  5,544,553
---------------------------------------------------------------


   In analyzing projected cash flows, the Company uses estimates for total unscheduled principal reductions ranging from 1.25 to 1.50 ABS, cumulative loan losses up to 7.5% per trust based on industry and Company experience, servicing fees of 3.0% per annum, and discount rates of up to 12%. Should future estimated aggregate cash flows be insufficient to cover servicing receivables, additional amortization will be recorded at that time.

8. DEBT PARTICIPATION INTERESTS
   Debt participation interests at December 31, 1996 and 1995 consists of the following:

                                                              1996         1995
-------------------------------------------------------------------------------

Participation with Fairfax Savings, a Federal
   Savings Bank ("Fairfax"), interest at fixed
   rates ranging from 10% to 13.5%; principal
   and interest due monthly, secured by
   undivided interest in automobile finance
   contracts, consumer finance contracts,
   and mortgage finance contracts.                      $3,139,298  $41,845,372
Participations with investors, secured by
   undivided interest in automobile finance
   contracts, consumer finance contracts and
   mortgage finance contracts; interest at a
   fixed rate of 18%.                                           --      470,432
Participation with a stockholder, secured by
   undivided interest in certain automobile
   finance contracts and mortgage finance
   contracts; interest at fixed rates of 11.5%
   to 18%.                                                   5,888        64,718
--------------------------------------------------------------------------------
                                                        $3,145,186   $42,380,522
--------------------------------------------------------------------------------

   In general, under the terms of the participation agreements, principal payments on the agreements are tied to the payments received from the contracts which secure the borrowings. Interest is due monthly. Proceeds received from contracts financed by Fairfax are first paid to Fairfax to the extent of any unpaid principal and interest due on participations.

                                   TWENTY-SIX

NAL Financial Group Inc.


Thereafter, proceeds are allocated to a reserve account until certain balances are achieved and the remainder is paid to the Company.
   Under the Company's participation agreements, collections received from loans securing the participations are deposited into restricted, trust bank accounts pending distributions to participation holders. Distributions generally are disbursed to participants once each month for the previous month's collections.
   The Company services the loan and lease receivables collateralizing the participation arrangements, including payment collection and posting, contact with customers, and repossession and disposal of collateral on defaulted contracts.
   Scheduled maturities of debt participation interests at December 31, 1996 are as follows:

         1997                                $1,024,342
         1998                                 1,162,890
         1999                                   630,616
         2000                                    96,255
         2001                                    34,986
         Thereafter                             196,097
         ----------------------------------------------
                                             $3,145,186
         ----------------------------------------------

9. CREDIT AND WAREHOUSE FACILITIES
   Credit and warehouse facilities at December 31, 1996 and 1995 consists of the following:

                                                               1996         1995
--------------------------------------------------------------------------------
Note payable under a $25 million automobile
   loan and lease financing facility, interest
   due monthly at 5.5% over LIBOR established
   and fixed at time of funding (weighted average
   rate of 10.07% at December 31, 1996) with
   General Electric Capital Corporation
   ("GECC"), secured by certain automobile
   finance contracts. The GECC facility
   automatically renews annually unless GECC
   provides the Company with notice of termination
   90 days prior to renewal date.                      $24,383,850  $21,844,149
Note payable under a $100 million
   repurchase facility with Greenwich Capital
   secured by automobile finance contracts.
   Interest due monthly at 2.25% over LIBOR
   (weighted average rate of 7.87% at
   December 31, 1996). The term of the
   facility is for one year, automatically
   renewable for an additional year, subject
   to certain conditions.                               22,906,860   11,584,797
 Note   payable under a $9.5 million revolving
   line of credit facility with a third party,
   interest due monthly at fixed rates of 13%
   to 14%, secured by automobile finance
   contracts. The facility is renewable at the
   lenders' discretion for an additional one
   year period provided the Company meets
   certain conditions.                                   4,732,072           --
--------------------------------------------------------------------------------
                                                       $52,022,782   $33,428,946
--------------------------------------------------------------------------------

   In March 1993, the Company entered into a $20 million three-year revolving credit facility (the "Congress Facility") with Congress Financial Corporation, which has been extended until March 1998. The Congress Facility bears interest at a floating rate of 2% over the prime rate, with interest payable monthly, and the facility is secured by loan and lease contracts. As of December 31, 1996 and 1995, the Company had no borrowings under the facility.
   The repurchase facility is used to warehouse automobile finance contracts pending securitization. Under the terms of the repurchase facility, the Company agreed to engage the lender as investment underwriter on these securitizations until such time that the Company has securitized a cumulative $250 million in automobile finance contracts. As of December 31, 1996, the Company has securitized approximately $288 million in automobile finance contracts with this lender.
   Under the terms of the repurchase facility with Greenwich Capital, if the market value of the finance contracts securing the advances declines below specified levels, Greenwich may require the Company to provide cash or additional contracts to cover the deficiency.
   Scheduled maturities of credit and warehouse facilities at December 31, 1996 are as follows:

         Upon securitization                $22,906,860
         1997                                 7,114,912
         1998                                 6,910,733
         1999                                 7,413,972
         2000                                 7,397,159
         2001                                   279,146
         ----------------------------------------------
                                            $52,022,782
         ----------------------------------------------

   Since the repayment of the above debt is directly related to the timing of the future cash collections of the related finance contracts, the above schedule of maturities may not be representative of the actual repayments. The above schedule of maturities excludes the balances held in the restricted cash accounts.
   Scheduled maturities of the repurchase financing facility are structured to coincide with the securitization of the underlying automobile finance contracts collateralizing the facility.
   The Company must maintain covenants including, among other things, maintenance of a minimum net worth, debt to equity ratios and maintenance of certain loan performance criteria. As of December 31, 1996, the Company was in compliance with relevant financial covenants.

                                  TWENTY-SEVEN

NAL Financial Group Inc.

10. CONVERTIBLE SUBORDINATED DEBT
   Convertible subordinated debt at December 31, 1996 and 1995 consists of the following:

                                              1996         1995
---------------------------------------------------------------
Principal outstanding                  $25,000,000  $13,065,000
Value assigned to warrants on
   outstanding debt                       (126,560)    (140,621)
---------------------------------------------------------------
Convertible subordinated debt, net     $24,873,440  $12,924,379
---------------------------------------------------------------

   During 1996 and 1995, the Company completed the offering and sale in private placement transactions of 9% and 10% Convertible Subordinated Debt (the "Debentures"), respectively, along with detachable common stock purchase warrants. The principal amount and accrued interest due under the Debentures is convertible into shares of common stock at the option of the holders at conversion prices equal to the lesser of 75% to 85% of the average closing bid price of the Company's common stock for 10 trading days prior to conversion and prices ranging from $7.50 to $11.00. In addition, the Company may redeem the debt together with accrued interest, at redemption prices ranges from $15 to $25, provided that the stock price of the Company's common stock trades at the redemption price for twenty consecutive trading days. During the years ended December 31, 1996 and 1995, an aggregate of $5,565,000 and $8,260,000 of
Debentures were converted into 522,380 and 930,519 shares of common stock, respectively.
   Scheduled maturities of convertible subordinated debt at December 31, 1996 are as follows:

         1997                               $14,500,000
         1998                                 8,000,000
         1999                                 2,500,000
         ----------------------------------------------
                                            $25,000,000
         ----------------------------------------------

   From January 1, 1997 through February 24, 1997, approximately $1 million of the $14.5 million of subordinated debt scheduled to mature in 1997 was converted into common stock.

11. STOCKHOLDERS' EQUITY

Escrow Share Agreement
   On November 30, 1994, the Company merged with an inactive, public shell company (the "Merger"). Under the terms of the Merger, of the 3,160,000 shares of common stock issued to the Company's stockholders, 400,000 shares issued to certain directors and officers were placed in a Voting Trust under the terms of a Voting Trust Agreement. The Voting Trust provides that, on any matter requiring stockholder vote, the trustee will vote the shares in the same percentage as the other then issued and outstanding shares of common stock are voted. Such shares may be released from the Voting Trust pursuant to the following formula. Based upon the Company's audited financial statements for the years ending December 31, 1995, 1996, and 1997, 10,000 shares will be released for each $150,000 of cumulative net income after taxes the Company earns up to $3,000,000, and 5,000 shares will be released for each $150,000 of cumulative net income after taxes in excess of $3,000,000, less the number of shares previously released under this formula. Any shares not released within three years will be canceled. Based upon the relevant facts and circumstances, the Company has determined that the release of 340,000 of the 400,000 shares placed into the Voting Trust will be considered additional consideration of the Merger and not result in compensation expense. The remaining 60,000 shares will be considered compensatory in nature resulting in a charge to earnings for the fair market value at the date earned. As of December 31, 1996, the Company has exceeded the target in the escrow share agreement which provides for the release of all of the remaining escrow shares not previously released in the prior year which resulted in a non-cash charge for the years ended December 31, 1996 and 1995 of approximately $301,000 and $280,000, respectively. This non-cash charge is offset by an increase in common stock. There is no impact on total stockholders' equity on the Company's financial statements as a result of the release of the escrow shares and the corresponding charge.

Secondary Stock Offering
   In December 1996, the Company completed a secondary public offering of 2,500,000 shares of its common stock resulting in total net proceeds of approximately $16.9 million. In January 1997, the underwriters of the secondary offering exercised their overallotment option for 375,000 shares of the Company's common stock resulting in additional net proceeds of approximately $2.6 million.

Stock Option Plans
   The Company's Amended and Restated 1994 Stock Option Plan (the "1994 Plan") covers 1,000,000 shares of the Company's common stock. Under the terms of the 1994 Plan, officers, directors, key employees and consultants of the Company are eligible to receive incentive as well as non-qualified stock options and stock appreciation rights ("SARs"). Incentive stock options granted under the 1994 Plan vest entirely on the third anniversary from the grant date and are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Company's common stock on the date of the grant. For any stockholder owning more than 10% of the outstanding common stock, incentive stock options are exercisable for a period of up to five years from the date of grant at an exercise price which is not less than 110% of the fair market value of the Company's common stock on the date of the grant. Non-qualified stock options and stock appreciation rights vest equally over three years beginning on the first anniversary of date of grant and are granted on terms determined by the Company's Board of Directors. Stock appreciation rights give the holder the privilege of

                                  TWENTY-EIGHT

NAL Financial Group Inc.

surrendering such rights for the appreciation in the Company's common stock between the time of grant and surrender.
   The Company's Directors' 1996 Stock Option Plan (the "Directors' Plan") covers 250,000 shares of the Company's common stock and provides for the grant of non-qualified stock options and related SARs to the Company's non-employee directors. Stock options granted under the Directors' Plan vest entirely on the first anniversary from the grant date and are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Company's common stock on the date of grant. The Directors' Plan is administered by the Board of Directors or a committee appointed by the Board of Directors consisting of at least three of its members.
   The following table presents activity for the 1994 Plan and Directors' Plan for the years ended December 31, 1996 and 1995:

                                            Number        Weighted
                                                of         Average
                                            Shares  Exercise Price
------------------------------------------------------------------
Options Outstanding, December 31, 1994     215,000         $  6.19
   Options granted                         328,500         $  3.96
   Options exercised                            --              --
   Options canceled                             --              --
--------------------------------------------------
Options Outstanding, December 31, 1995     543,500          $10.88
   Options granted                         125,000          $ 9.34
   Options exercised                            --              --
   Options canceled                        (51,334)         $12.57
--------------------------------------------------
Options Outstanding, December 31, 1996     617,166          $10.43
--------------------------------------------------

   Aggregate proceeds realizable upon the exercise of all options outstanding approximate $6 million at December 31, 1996. Approximately 152,000 stock options having a weighted average exercise price of $9.40 were exercisable at December 31, 1996. No options were exercisable at December 31, 1995. As of December 31, 1996, stock options outstanding under the 1994 Plan and Directors' Plan have exercise prices ranging from $6.00 to $16.50 and a weighted average remaining contractual term of 5 years. In addition, the weighted average fair value of options granted were $6.53 and $4.07 for the years ended December 31, 1996 and 1995, respectively.
   The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its employee and non-employee director stock options. Accordingly, no compensation expense has been recognized for the 1994 Plan or the Directors' Plan as the exercise price equals the market price of the underlying stock on the date of grant.
   Pro forma information regarding net income and earnings per share had compensation expense been recorded at the grant date for awards under the Plan consistent with SFAS No. 123, "Accounting for Stock-Based Compensation," has been determined as if the Company had accounted for the employee and non-employee director stock options granted only in the years ended December 31, 1996 and 1995 under the fair value method of SFAS No. 123. The fair value of each employee stock option grant has been estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions for the years ended December 31, 1996 and 1995:

                                                 1996        1995
------------------------------------------------------------------
Weighted average risk-free interest rate         6.25%       6.48%
Dividend yield                                   0.00%       0.00%
Volatility                                       0.47        0.47
Weighted average expected option life         4 years     8 years

   The Black-Scholes option pricing model was developed for use in estimating the fair market value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the above stock option plans have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the above stock option plans.
   For purposes of pro forma disclosures, the estimated fair value of the options is amortized over the options' vesting period. The Company's pro forma information, as if the Company had adopted the fair value accounting provisions of SFAS No. 123 for the years ended December 31, 1996 and 1995 is as follows:

                                                 1996         1995
------------------------------------------------------------------
Pro forma net income                       $6,980,000   $2,723,000
Pro forma fully diluted earnings per share      $0.83        $0.44

Acquisition of Special Finance, Inc.
   In August 1995, the Company acquired an option to purchase the assets of Special Finance, Inc. ("SFI"), a Florida-based automotive finance broker. The option would have expired August 1, 2000 and gave the Company the right to purchase certain assets of SFI for the purchase price of $1,000,000, plus 125,000 shares of the Company's Common Stock and options to purchase 65,000 shares of Common Stock at $6.00 per share. An option price of $250,000 was paid to SFI on August 1, 1995 and was credited against the purchase price. On June 30, 1996, the Company exercised the option for the purchase of SFI assets. The acquisition has been accounted for in 1996 as a purchase business combination and SFI's results of operations have been included in the Company's statement of operations since the date of acquisition.

                                  TWENTY-NINE

NAL Financial Group Inc.

   The following information sets forth the pro forma unaudited results of operations as if the acquisition with SFI had occurred on January 1, 1995:

Years Ended December 31,                      1996         1995
---------------------------------------------------------------
Net interest income after
   provision for losses                $10,415,000 $  7,590,000
Other income                            27,985,000    7,252,000
Operating expenses                      26,364,000   12,180,000
Net income                               7,463,000    1,650,000
Pro forma fully diluted earnings per share   $0.90        $0.26

   The unaudited pro forma statements of operations are presented for comparative purposes only and are not necessarily indicative of what the actual results of the Company would have been for the periods presented had the acquisition occurred on January 1, 1995, nor do they purport to represent the results of future periods.

Stock Purchase Warrants
   The Company has issued detachable stock purchase warrants (the "Warrants") in connection with the private placement of convertible subordinated debt. At December 31, 1996 and 1995, the Company had 2,913,625 and 1,961,125,
respectively, in Warrants outstanding at exercise prices ranging from $7.50 to $15. The Warrants contain features that permit redemption at $.001 per Warrant based on average trading prices ranging from $15 to $25 of the Company's common stock. The exercise prices of 737,500 Warrants are subject to decrease by virtue of certain price protection and adjustment features. These features generally provide for decreases in exercise prices and increases in the number of Warrants exercisable if the Company sells additional common stock at prices less than the initial exercise prices of the Warrants.

12. INCOME TAXES
   The components of the provision for income taxes for the years ended December 31, 1996 and 1995, consist of the following:

                                              1996         1995
---------------------------------------------------------------
Current tax expense:
   Federal                              $  371,850   $  360,243
   State                                    64,000       72,951
---------------------------------------------------------------
                                           435,850      433,194
---------------------------------------------------------------
Deferred tax expense:
   Federal                               3,581,946    1,349,092
   State                                   613,156      144,035
---------------------------------------------------------------
                                         4,195,102    1,493,127
---------------------------------------------------------------
Total provision for income taxes        $4,630,952   $1,926,321
---------------------------------------------------------------

   The income tax provision differs from the amount determined by multiplying pre-tax income by the statutory federal income tax rate. The reconciliation between the expected tax provision and the actual tax provision for the years ended December 31, 1996 and 1995 is as follows:

                                              1996         1995
---------------------------------------------------------------
Income taxes at statutory rate          $4,164,559   $1,653,185
State taxes                                425,380      141,721
Other                                       41,013      131,415
---------------------------------------------------------------
Provision for income taxes              $4,630,952   $1,926,321
---------------------------------------------------------------

   The net deferred income tax liability as of December 31, 1996 and 1995, is comprised of the following temporary differences:

                                              1996         1995
---------------------------------------------------------------
Deductible Temporary Differences
Amortization of servicing assets     $   1,849,950  $        --
Depreciation                             3,151,639    5,850,659
Bad debt reserves                        1,114,291      362,441
Discount accretion                         752,600           --
Other                                       43,330           --
---------------------------------------------------------------
Deferred income tax asset                6,911,810    6,213,100
---------------------------------------------------------------
Taxable Temporary Differences
Direct financing leases                 (2,817,772)  (6,685,591)
Gain on sale of contracts               (7,520,334)  (1,131,096)
Unearned interest                       (1,767,262)          --
Other                                     (605,131)          --
---------------------------------------------------------------
Deferred income tax liability          (12,710,499)  (7,816,687)
---------------------------------------------------------------
Net deferred income tax liability    $  (5,798,689) $(1,603,587)
---------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS
   At December 31, 1995, the Company had a stockholder loan payable in the amount of $2,919,000, interest at 9%, which was repaid during 1996.

14. EMPLOYEE BENEFITS
   The Company sponsors a 401(k) savings plan covering most employees. Contributions made by the Company to the 401(k) plan are based on a specified percentage of employee contributions. Total Company contributions were approximately $116,000 and $48,000 for the years ended December 31, 1996 and 1995, respectively.

15. COMMITMENTS AND CONTINGENCIES
   The Company leases office space and office equipment under agreements which expire December 31, 2011. The future minimum non-cancelable operating lease payments are as follows:

         1997                                $1,295,818
         1998                                 1,355,291
         1999                                 1,405,054
         2000                                 1,448,283
         2001                                 1,187,877
         Thereafter                             956,654
         ----------------------------------------------
         Total                               $7,648,977
         ----------------------------------------------

                                     THIRTY

NAL Financial Group Inc.

   At December 31, 1996, the Company was committed to lease a computer system and related software, not yet placed in service, for total payments of approximately $852,000.
   In November 1994, the Company entered into an employment agreement (the "Agreement") with the President and Chief Executive Officer of the Company. The Agreement provides for a base salary of $300,000 per year together with discretionary bonuses, as approved by the Board of Directors, in addition to certain benefits. The Agreement is renewable annually for successive three year periods; however, the President may terminate the Agreement upon written notice the earlier of one year from the date of such notice or 90 days after his replacement has been hired by the Company. The President may not terminate the Agreement prior to three years from the date of the Agreement.
   The Company is involved in various litigation matters arising in the normal course of business. Legal counsel's and management's assessment are that none of these matters are anticipated to have a material adverse impact on the financial position or results of operations of the Company.

16. FAIR VALUE OF FINANCIAL INSTRUMENTS
   The following methods and assumptions were used to estimate the fair value of each class of financial instrument for which it is practicable to estimate that value. Fair value estimates are made at a specific point in time using estimates of rates of return that the Company believes would be required by independent third party investors. Accordingly, these estimates may not be indicative of rates that would be required if actual sales had taken place.

Finance Receivables
   The fair value of finance receivables, other than those held for sale, is computed by using estimated market rates of return desired by bulk purchasers. The carrying value of finance receivables held for sale approximates fair value.

Cash and Restricted Cash
   The carrying value approximates fair value.

Investment in Operating Leases
   The carrying value approximates fair value.

Servicing Receivables
   The carrying value of servicing receivables is determined by calculating the estimated cash flows over the estimated remaining life of the contracts using estimates for prepayments, losses and discount rates, which the Company expects market participants would use for similar instruments. Accordingly, the carrying amount approximates the fair value.
   Periodically, the Company updates its carrying value by recalculating the estimated remaining cash flows over the estimated remaining life of the contracts using actual loss and prepayment experience. The estimated remaining cash flows are then discounted using historical discount rates. Accordingly, the carrying value at December 31, 1996 and 1995 approximates the fair value.

Accrued Interest Receivables
   The carrying value approximates fair value.

Debt Participation Interests; Credit and Warehouse Facilities; Convertible Subordinated Debt
   The fair value of existing debt is computed based on rates currently available to the Company for debt with similar terms and maturities.

Drafts Payable; Other Financial Liabilities
   The fair value of other financial liabilities approximates carrying amount. The estimated fair values of the Company's financial instruments at December
31, 1996 and 1995 are as follows:


                                                                                1996                               1995
                                                                    -----------------------------      -----------------------------
                                                                                        Estimated                          Estimated
                                                                       Carrying              Fair         Carrying              Fair
                                                                         Amount             Value           Amount             Value
-----------------------------------------------------------------------------------------------------------------------------------

Financial Assets:
Finance receivables, excluding contracts held for sale              $45,826,000       $46,014,000      $82,200,000       $82,674,000
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            $45,826,000       $46,014,000      $82,200,000       $82,674,000
------------------------------------------------------------------------------------------------------------------------------------
Financial Liabilities:
Debt participation interests                                        $ 3,145,000       $ 3,158,000      $42,381,000       $42,306,000
Credit and warehouse facilities                                      52,023,000        52,237,000       33,429,000        33,017,000
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            $55,168,000       $55,395,000      $75,810,000       $75,323,000
------------------------------------------------------------------------------------------------------------------------------------

17. SUBSEQUENT EVENT
   On March 26, 1997, the Company completed a securitization of automobile finance contracts of approximately $82 million.

                                   THIRTY-ONE

NAL Financial Group Inc.

REPORT OF
INDEPENDENT
CERTIFIED
PUBLIC
ACCOUNTANTS


To the Board of Directors and Stockholders of NAL Financial Group Inc.:

   In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of changes in stockholders' equity and of cash flows present fairly, in all material respects, the financial position of NAL Financial Group Inc. and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



[SIG GRAPHIC]

PRICE WATERHOUSE LLP
Fort Lauderdale, Florida
February 24, 1997, except as to Note 17, which is as of March 26, 1997

MARKET FOR
COMMON EQUITY
AND RELATED
STOCKHOLDER
MATTERS

   Commencing December 1994, the Company's Common Stock was quoted on the Over-The-Counter Bulletin Board under the symbol "NALF." In May 1995, the Company's Common Stock was included in the NASDAQ National Market under the same symbol.
   The following table sets forth the high and low market prices of the Common Stock for the period from January 1995 through December 1996.

1995                                         High            Low
----------------------------------------------------------------
First Quarter                              $12.00        $  9.50
Second Quarter                              13.38          10.25
Third Quarter                               18.38          11.25
Fourth Quarter                              17.38           9.75

1996                                         High            Low
----------------------------------------------------------------
First Quarter                              $14.75         $10.63
Second Quarter                              16.13          12.38
Third Quarter                               14.88          11.75
Fourth Quarter                              14.50           8.25

The closing price on March 25, 1997 was $3.375


   Records of the Company's stock transfer agent indicate that as of March 25, 1997, the Company had 163 holders of record of its Common Stock. Since a number of the shares of the Company are held by financial institutions in "street name," it is likely that the Company has more stockholders than indicated above. To date, the Company has been unable to accurately ascertain this information.


                                   THIRTY-TWO

CORPORATE INFORMATION

Officers and Senior Management

Robert R. Bartolini
Chairman of the Board,
President and Chief Executive Officer

John T. Schaeffer
President and Chief Operating Officer
NAL Acceptance Corporation
(NAL's operating subsidiary)

Robert J. Carlson
Senior Vice President -- Finance

Paul J. Repecki
Senior Vice President -- Corporate Operations

David H. Sheir
Senior Vice President -- Accounting

Peter J. Wilden
Senior Vice President -- Credit & Collections

JoAnn Woodside
Vice President -- Investor Relations
and Secretary

Directors

Robert R. Bartolini
Chairman of the Board,
President and Chief Executive Officer

Ngaire E. Cuneo
Executive Vice President
Conseco, Inc.

James F. DeVoe
Chairman and Chief Executive Officer
J.D. Byrider Systems, Inc.

David R. Jones
President
DR Jones Financial, Inc.

John T. Schaeffer
President and Chief Operating Officer
NAL Acceptance Corporation


Investor Relations
NAL Financial Group Inc. provides information to stockholders and interested investors upon request. For additional information on the Company, or to obtain a copy of NAL's Annual Report on Form 10-KSB, free of charge, please contact:

JoAnn Woodside
Vice President -- Investor Relations
NAL Financial Group Inc.
500 Cypress Creek Road West, Suite 590
Fort Lauderdale, FL 33309
Phone:   954-958-3605
Fax:     954-489-0694

Headquarters
500 Cypress Creek Road West, Suite 590
Fort Lauderdale, FL 33309
Phone:   954-938-8200
Fax:     954-938-8209

Independent Auditors
Price Waterhouse LLP
One East Broward Boulevard, Suite 1700
Fort Lauderdale, FL 33301

General Counsel
Mercedes Padin, Esq.
NAL Financial Group Inc.
500 Cypress Creek Road West, Suite 590
Fort Lauderdale, FL 33309
Phone:   954-958-3649
Fax:     954-489-0694

SEC Counsel
Buchanan Ingersoll Professional Corporation
Eleven Penn Center, 14th Floor
1835 Market Street
Philadelphia, PA 19103

Transfer Agent/Stockholder Inquiries
Inquiries relating to stockholder records, stock transfers, changes of ownership, lost or stolen stock certificates and changes of address should be addressed to:

StockTrans, Inc.
7 East Lancaster Avenue
Ardmore, PA 19003-2318
Phone: 610-649-7300

Common Stock
NAL Financial Group Inc.'s common stock is traded on The NASDAQ National Market(Servicemark) under the symbol NALF.


[RECYCLED LOGO]
      Printed on recycled paper.

                                   [NAL LOGO]
                            NAL Financial Group Inc.
                     500 Cypress Creek Road West, Suite 590
                            Fort Lauderdale, FL 33309